  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 11, 2006.

                                                             FILE NO. 333-114404
                                                                       811-21433

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                         POST-EFFECTIVE AMENDMENT NO. 7
                                TO THE FORM S-6

                                  ------------

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                  FORM N-8B-2

A.  Exact name of trust: Hartford Life Insurance Company Separate Account Twelve

B.  Name of depositor: Hartford Life Insurance Company

C.  Complete address of depositor's principal executive offices:

          P.O. Box 2999
        Hartford, CT 06104-2999

D.  Name and complete address of agent for service:

          Christopher M. Grinnell, Esq.
        Hartford Life Insurance Company
        P.O. Box 2999
        Hartford, CT 06104-2999

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on October 2, 2006 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              pursuant to paragraph (a)(1) of Rule 485
/ /    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.

F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

G.  Amount of filing fee: Not applicable.

H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

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                                     PART I

  GROUP VARIABLE FUNDING AGREEMENTS                 [THE HARTFORD LOGO]
  SEPARATE ACCOUNT TWELVE
  HARTFORD LIFE INSURANCE COMPANY

    This prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.

    Hartford Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.

    You or Participants allocate your plan Contribution to "Sub-Accounts." Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of mutual funds ("Funds") that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the mutual funds see the section entitled "The Funds".

    The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE FUNDS. For a list of the Sub-Accounts available under the Contracts, see the section entitled "The Funds".

    You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission ("SEC"). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.

    If you decide to become a Contract Owner or a Participant, you should keep this prospectus for your records.

    Although we file the prospectus with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

    This prospectus can also be obtained from the SEC's website
(http://www.sec.gov).

    This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

    This Contract is not available for sale in all states.

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Prospectus Dated: October 2, 2006

                               TABLE OF CONTENTS



SECTION                                                                PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                               3
FEE TABLES                                                                4
SUMMARY                                                                   9
PERFORMANCE RELATED INFORMATION                                          11
HARTFORD LIFE INSURANCE COMPANY                                          12
THE SEPARATE ACCOUNT                                                     12
THE FUNDS                                                                12
GENERAL ACCOUNT OPTION                                                   17
CONTRACT CHARGES                                                         17
 Contingent Deferred Sales Charge                                        17
 Installation Charge                                                     18
 Annual Maintenance Fee                                                  18
 Program and Administrative Charge                                       18
 Premium Taxes                                                           19
 Charges Against the Funds                                               19
 Plan Related Expenses                                                   19
THE CONTRACTS                                                            19
 The Contracts Offered                                                   19
 Pricing and Crediting of Contributions                                  19
 May I make changes in the amounts of my Contribution?                   19
 Can I transfer from one Sub-Account to another?                         20
 What is a Sub-Account Transfer?                                         20
 How do I transfer from one Sub-Account to another?                      20
 What Happens When I Request a Sub-Account Transfer?                     20
 What Restrictions Are There on My Ability to Make a Sub-Account         21
  Transfer?
 Are There Any Exceptions to These Policies?                             22
 How am I affected by frequent Sub-Account Transfers?                    23
 What if a Prospectus for the Underlying Funds has Different             23
  Policies and Procedures Regarding Frequent Trading?
 How do I know what a Participant Account is worth?                      23
 How are the underlying Fund shares valued?                              24
SURRENDERS                                                               25
 Full Surrenders                                                         25
 Partial Surrenders                                                      25
 Settlement Options                                                      25
 How do I request a Surrender?                                           25
FEDERAL TAX CONSIDERATIONS                                               25
 A. General                                                              25
 B. Hartford and the Separate Account                                    26
 C. Contract Purchases by Foreign Entities                               26
MORE INFORMATION                                                         27
 Can a Contract be modified?                                             27
 Can Hartford waive any rights under a Contract?                         27
 How are the Contracts sold?                                             27
 Are there any material legal proceedings affecting the Separate         29
  Account?
 How may I get additional information?                                   30
GENERAL INFORMATION                                                      31
 Safekeeping of Assets                                                   31
 Experts                                                                 31
 Non-Participating                                                       31
 Principal Underwriter                                                   31
PERFORMANCE RELATED INFORMATION                                          31
 Total Return for all Sub-Accounts                                       31
 Yield for Sub-Accounts                                                  32
 Money Market Sub-Accounts                                               32
 Additional Materials                                                    32
 Performance Comparisons                                                 32

                                  DEFINITIONS

ACCUMULATION UNITS: If you allocate your Contribution to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.

ADMINISTRATIVE OFFICE: Located at 200 Hopmeadow Street, Simsbury, CT 06089. The mailing address for correspondence concerning this Contract is P.O. Box 1583, Hartford, CT 06144-1583, except for overnight or express mail packages, which should be sent to: Attention: IPD/Retirement Plan Service Center, 200 Hopmeadow Street, Simsbury, CT 06089.

ANNUAL MAINTENANCE FEE: An annual charge we deduct from each Participant Account on a quarterly basis or on a full Surrender of a Participant Account. The charge is deducted proportionately from the Sub-Accounts and any General Account value in a Participant Account.

BENEFIT PAYMENT: Amounts Surrendered by the Contract Owner to pay benefits to a Participant or beneficiary under the terms of the Plan. Amounts Surrendered for transfer to the funding vehicle of another investment provider or because of the termination of the Plan are not Benefit Payments.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT OWNER OR YOU: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTIONS: Amounts paid to us by the Contract Owner for investment in a Contract.

EMPLOYER: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

INVESTMENT CHOICE: Any of the Sub-Accounts or the General Account option.

PARTICIPANT: Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.

PARTICIPANT ACCOUNT: An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.

PLAN: An employee benefit plan or similar program that invests in a Contract.

PLAN RELATED EXPENSE: Amounts that you Surrender to pay certain administrative expenses or other Plan related expenses including, fees paid to consultants, auditors, third party administrators and other Plan services providers. Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.

PREMIUM TAX: The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.

SURRENDER: Any withdrawal of Contract values.

SURRENDER VALUE: The amount we pay you if you terminate your Contract. The Surrender Value is equal to the Contract value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

                                   FEE TABLES

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU MAKE CONTRIBUTIONS TO THE CONTRACT OR UPON SURRENDER.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases (as a percentage of Contributions)                                      None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered) (1)
  During the First Contract Year                                                                            5%
  During the Second Contract Year                                                                           4%
  During the Third Contract Year                                                                            3%
  During the Fourth Contract Year                                                                           2%
  During the Fifth Contract Year                                                                            1%
  During the Sixth Contract Year and after                                                                  0%
Installation Charge (2)                                                                                 $1,000

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(1) The Contingent Deferred Sales Charge applies to amounts Surrendered during the first five Contract Years. We do not assess a Contingent Deferred Sales Charge on Benefit Payments or Plan Related Expenses.

(2) We may charge a one-time Installation Charge of up to $1,000 when you purchase your Contract. This charge is for establishing your initial Participant Accounts on our recordkeeping system. We currently waive the Installation Charge.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE (3)                                                                                 $30
SEPARATE ACCOUNT ANNUAL EXPENSES  (as a percentage of average daily Sub-Account Value)                   0.50%
 Program and Administrative Charge
  Total Separate Account Annual Expenses                                                                 0.50%

------------

(3) We deduct this $30 annual fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                                              MINIMUM            MAXIMUM
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            0.78%              2.12%
(these are expenses that are deducted from Fund
assets, including management fees, Rule 12b-1
distribution and/or service fees, and other expenses)

    THE NEXT TABLE SHOWS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR EACH UNDERLYING FUND AS OF ITS YEAR END. ACTUAL FEES AND EXPENSES FOR THE UNDERLYING FUNDS VARY DAILY. AS A RESULT, THE FEES AND EXPENSES FOR ANY GIVEN DAY MAY BE GREATER OR LESS THAN THE TOTAL ANNUAL FUND OPERATING EXPENSES LISTED BELOW. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE INFORMATION PRESENTED, INCLUDING ANY EXPENSE REIMBURSEMENT ARRANGEMENTS, IS BASED ON PUBLICLY-AVAILABLE INFORMATION AND IS QUALIFIED IN ITS ENTIRETY BY THE THEN CURRENT PROSPECTUS FOR EACH UNDERLYING FUND. THESE EXPENSES MAY VARY FROM YEAR TO YEAR.




                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END




                        (As a percentage of net assets)




                                                                         12B-1
                                                                     DISTRIBUTION                          TOTAL ANNUAL FUND
                                                     MANAGEMENT         AND/OR            OTHER                OPERATING
FUND                                                    FEES        SERVICING FEES       EXPENSES               EXPENSES
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RETAIL MUTUAL FUNDS:
Calvert Social Investment Equity Fund                  0.70%             0.25%             0.30%            1.25%
 Portfolio -- lass A
Lifepath 2010 Portfolio -- Class R                     0.35%             0.25%             0.84%            1.44%  (1)
Lifepath 2020 Portfolio -- Class R                     0.35%             0.25%             0.84%            1.44%  (1)
Lifepath 2030 Portfolio -- Class R                     0.35%             0.25%             0.83%            1.43%  (1)
Lifepath 2040 Portfolio -- Class R                     0.35%             0.25%             0.83%            1.43%  (1)
Lifepath Retirement Portfolio --Class R                0.35%             0.25%             0.84%            1.44%  (1)
Lord Abbett Small Cap Blend Fund -- Class A            0.75%             0.35%             0.36%            1.46%
PIMCO Total Return Fund --Class A                      0.25%             0.25%             0.40%            0.90%
Van Kampen Comstock Fund --Class A                     0.37%             0.25%             0.18%            0.80%
Van Kampen Equity and Income Fund -- Class A           0.35%             0.25%             0.18%            0.78%
Victory Diversified Stock Fund --Class A               0.60%             0.25%             0.22%            1.07%
The Hartford Advisers Fund --Class A                   0.61%  (2)        0.25%  (3)        0.33%  (4)       1.19%  (3)(5)
The Hartford Capital Appreciation Fund -- Class A      0.66%             0.25%  (3)        0.35%  (4)       1.26%  (3)(6)
The Hartford Dividend and Growth Fund -- Class A       0.64%             0.25%  (3)        0.28%  (4)       1.17%  (3)(7)
The Hartford Global Health Fund -- Class A             0.90%  (8)        0.25%  (3)        0.46%  (9)       1.61%  (3)(9)(9)(10)
The Hartford Global Technology Fund -- Class A         0.90%  (8)        0.25%  (3)        0.97%  (9)       2.12%  (3)(9)(9)(10)
The Hartford Growth Fund --Class A                     0.74%             0.25%  (3)        0.41%  (4)       1.40%  (3)(4)(11)
The Hartford Growth Opportunities Fund -- Class A      0.76%             0.25%  (3)        0.53%  (4)       1.54%  (3)(4)(12)
The Hartford International Opportunities Fund --
 Class A                                               0.85%             0.25%  (3)        0.62%  (4)       1.72%  (3)(4)(13)
The Hartford Money Market Fund -- Class A              0.50%             0.25%  (3)        0.47%  (4)       1.22%  (3)(4)(14)
The Hartford SmallCap Growth Fund -- Class A           0.87%             0.25%  (3)        0.50%  (4)       1.62%  (3)(4)(15)
The Hartford Small Company Fund -- Class A             0.85%             0.25%  (3)        0.47%  (4)       1.57%  (3)(4)(15)
The Hartford Stock Fund -- Class A                     0.72%  (16)       0.25%  (3)        0.45%  (4)       1.42%  (3)(4)(16)(17)

(1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the underlying Funds through April 30, 2007 (the "contractual waiver") resulting in Net expenses of 1.10%.




(2) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.56% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.14%, 1.92% and 1.84%, respectively.




(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.




(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.




(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.18%.




(6) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.29%. This policy may be discontinued at any time.




(7) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.




(8) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.




(9) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.




(10) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.




(11) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A , Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.33%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.




(12) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A , Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.36%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.




(13) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A , Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.57%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.




(14) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.

(15) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.




(16) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.67% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.37%, 2.18% and 2.04%, respectively.




(17) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.28%.

EXAMPLE

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE CONTRACTS. THE EXAMPLES REFLECT A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.



    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A PARTICIPANT ACCOUNT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. THE EXAMPLES ASSUME THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT OR PARTICIPANT ACCOUNT IS SURRENDERED. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $10,000 PARTICIPANT ACCOUNT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.30%.


    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     (1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                                    $809
3 years                                                                 $1,234
5 years                                                                 $1,668
10 years                                                                $3,278



     (2) If you do not Surrender your Contract:



1 year                                                                    $299
3 years                                                                   $916
5 years                                                                 $1,558
10 years                                                                $3,278



CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

    When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How do I know what my Participant Account is worth?".

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

       -   certain employee retirement or welfare benefit plans,

       -   plans or programs of governmental entities,

       - the activities of certain organizations exempt from tax under section 501(c) of the Code, or

       - programs of certain institutions with assets in excess of 25 million dollars.

WHAT TYPE OF SALES CHARGE WILL I PAY?

    You don't pay a sales charge at the time Contributions are made to the Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract. The Contingent Deferred Sales Charge depends on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender.

    The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                                                              AS A PERCENT
                                                               OF AMOUNT
CONTRACT YEARS                                                SURRENDERED
--------------------------------------------------------------------------------
During the First Contract Year                                      5%
During the Second Contract Year                                     4%
During the Third Contract Year                                      3%
During the Fourth Contract Year                                     2%
During the Fifth Contract Year                                      1%
During the Sixth Contract Year and after                            0%

    You won't be charged a Contingent Deferred Sales Charge on:

X  Benefit Payments

X  Plan Related Expenses

IS THERE AN INSTALLATION CHARGE?

    Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. We currently waive the Installation Charge.

IS THERE AN ANNUAL MAINTENANCE FEE?

    We deduct this $30 annual fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    In addition to the Annual Maintenance Fee, you pay the following charges each year:

       - PROGRAM AND ADMINISTRATIVE CHARGE -- For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts.



       - ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the Fund's prospectuses.


IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct for the payment of any Premium Taxes levied against us by a state of other government entity. Premium Tax rates vary by state or municipality. The range is generally up to 3.5%.

CAN I WITHDRAW MONEY FROM THE CONTRACT?

    The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract "Surrenders".

X You may have to pay a Contingent Deferred Sales Charge if the Surrender is not a Benefit Payment or for a Plan Related Expense.

X  We pay Surrenders under the available Settlement Options.

WHAT ARE THE AVAILABLE SETTLEMENT OPTIONS?

    We call the available forms of payment in which you can take a Surrender "Settlement Options". We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

       -   Payment in a single sum.

       - Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance. The Funds available through this Separate Account are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be different than the performance information published by the Separate Account because performance information of a retail mutual fund does not include the expenses charged by the Separate Account.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Fund Operating Expenses, any Contingent Deferred Sales Charge, Total Separate Account Annual Expenses, and the Annual Maintenance Fee.

    A Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return calculations reflect a deduction for Total Fund Operating Expenses, Total Separate Account Annual Expenses, and do not include deduction for Contingent Deferred Sales Charges or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, a Sub-Account may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the Annual Maintenance Fee.

    A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level including the Annual Maintenance Fee.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                              THE SEPARATE ACCOUNT

    We set aside and invest assets of the Contracts in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:

       - Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.

       - Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

       - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

       - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this prospectus.

       - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and Administrative Expense Charge, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you, or participants, allocate a portion of the value of a Contract to a Money Market Sub-Account, that portion of the value of the Contract may decrease in value.

    Separate Account Twelve was established on September 15, 2003.

                                   THE FUNDS

    The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each Funds' prospectus. Before investing, you should carefully read each Fund's prospectus along with this prospectus.

    We do not guarantee the investment results of any of the underlying Funds. THE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

    THE FUNDS ARE RETAIL MUTUAL FUNDS THAT ARE ALSO AVAILABLE DIRECTLY TO THE PUBLIC WITHOUT A SEPARATE ACCOUNT. IF YOU WERE TO PURCHASE THESE FUNDS DIRECTLY FROM A BROKER OR MUTUAL FUND COMPANY, YOU WOULD NOT INCUR THE EXPENSES OF THE SEPARATE ACCOUNT.



SUB-ACCOUNT/FUND                                                  ADVISOR                            OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
CALVERT SOCIAL INVESTMENT EQUITY FUND PORTFOLIO    Calvert Asset Management Company, Inc.  Growth of capital
 SUB-ACCOUNT which purchases Class A shares of     Sub-Adviser: Atlanta Capital
 the Calvert Social Investment Equity Fund         Management Company, Inc.
 Portfolio

LIFEPATH 2010 PORTFOLIO SUB-ACCOUNT which          Barclays Global Fund Advisors(a)        Managed for investors planning to
 purchases Class R shares of the Lifepath 2010                                             retire (or begin to withdraw
 Portfolio                                                                                 substantial portions of their
                                                                                           investment) approximately in the year
                                                                                           2010
LIFEPATH 2020 PORTFOLIO SUB-ACCOUNT which          Barclays Global Fund Advisors(a)        Managed for investors planning to
 purchases Class R shares of the Lifepath 2020                                             retire (or begin to withdraw
 Portfolio                                                                                 substantial portions of their
                                                                                           investment) approximately in the year
                                                                                           2020
LIFEPATH 2030 PORTFOLIO SUB-ACCOUNT which          Barclays Global Fund Advisors(a)        Managed for investors planning to
 purchases Class R shares of the Lifepath 2030                                             retire (or begin to withdraw
 Portfolio                                                                                 substantial portions of their
                                                                                           investment) approximately in the year
                                                                                           2030
LIFEPATH 2040 PORTFOLIO SUB-ACCOUNT which          Barclays Global Fund Advisors(a)        Managed for investors planning to
 purchases Class R shares of the Lifepath 2040                                             retire (or begin to withdraw
 Portfolio                                                                                 substantial portions of their
                                                                                           investment) approximately in the year
                                                                                           2040
LIFEPATH RETIREMENT PORTFOLIO SUB-ACCOUNT which    Barclays Global Fund Advisors(a)        Managed for investors seeking income
 purchases Class R shares of the Lifepath                                                  and moderate long-term growth of
 Retirement Portfolio                                                                      capital
LORD ABBETT SMALL-CAP BLEND FUND                   Lord, Abbett & Co. LLC                  Long-term capital appreciation
 SUB-ACCOUNT which purchases Class A shares of
 the Lord Abbett Small-Cap Blend Fund

SUB-ACCOUNT/FUND                                                  ADVISOR                            OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN FUND SUB-ACCOUNT which          PIMCO                                   Maximum total return, consistent with
 purchases Class A shares of the PIMCO Total                                               preservation of capital and prudent
 Return Fund                                                                               investment management.
VAN KAMPEN COMSTOCK FUND SUB-ACCOUNT which         Van Kampen Asset Management             Seeks capital growth and income
 purchases Class A shares of Van Kampen Comstock                                           through investments in equity
 Fund                                                                                      securities, including common stocks,
                                                                                           preferred stocks and securities
                                                                                           convertible into common and preferred
                                                                                           stocks.
VAN KAMPEN EQUITY AND INCOME FUND                  Van Kampen Asset Management             Seeks highest possible income
 SUB-ACCOUNT which purchases Class A shares of                                             consistent with safety of principal.
 Van Kampen Equity and Income Fund                                                         Long term growth of capital is an
                                                                                           important secondary investment
                                                                                           objective.
VICTORY DIVERSIFIED STOCK FUND SUB-ACCOUNT which   Victory Capital Management, Inc.        Long-term capital growth
 purchases Class A shares of the Victory
 Diversified Stock Fund
HARTFORD ADVISERS FUND SUB-ACCOUNT which           Hartford Investment Financial           Maximum long-term total return
 purchases Class A shares of The Hartford          Services, LLC; sub-advised by
 Advisers Fund of The Hartford Mutual Funds, Inc.  Wellington Management Company, LLP
HARTFORD CAPITAL APPRECIATION FUND                 Hartford Investment Financial           Growth of capital
 SUB-ACCOUNT which purchases Class A shares of     Services, LLC; sub-advised by
 The Hartford Capital Appreciation Fund of The     Wellington Management Company, LLP
 Hartford Mutual Funds, Inc.
HARTFORD DIVIDEND AND GROWTH FUND                  Hartford Investment Financial           High level of current income
 SUB-ACCOUNT which purchases Class A shares of     Services, LLC; sub-advised by           consistent with growth of capital
 The Hartford Dividend and Growth Fund of The      Wellington Management Company, LLP
 Hartford Mutual Funds, Inc.
HARTFORD GLOBAL HEALTH FUND SUB-ACCOUNT which      Hartford Investment Financial           Long-term capital appreciation
 purchases Class A shares of The Hartford Global   Services, LLC; sub-advised by
 Health Fund of The Hartford Mutual Funds, Inc.    Wellington Management Company, LLP
 (Closed to Contracts issued on or after May 1,
 2006)
HARTFORD GLOBAL TECHNOLOGY FUND                    Hartford Investment Financial           Long-term capital appreciation
 SUB-ACCOUNT which purchases Class A shares of     Services, LLC; sub-advised by
 The Hartford Global Technology Fund of The        Wellington Management Company, LLP
 Hartford Mutual Funds, Inc. (Closed to Contracts
 issued on or after May 1, 2006)

SUB-ACCOUNT/FUND                                                  ADVISOR                            OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH FUND SUB-ACCOUNT which purchases   Hartford Investment Financial           Long-term capital appreciation
 Class A shares of The Hartford Growth Fund of     Services, LLC; sub-advised by
 The Hartford Mutual Funds II, Inc.                Wellington Management Company, LLP
HARTFORD GROWTH OPPORTUNITIES FUND                 Hartford Investment Financial           Short- and long-term capital
 SUB-ACCOUNT which purchases Class A shares of     Services, LLC; sub-advised by           appreciation
 The Hartford Growth Opportunities Fund of The     Wellington Management Company, LLP
 Hartford Mutual Funds II, Inc.
HARTFORD INTERNATIONAL OPPORTUNITIES FUND          Hartford Investment Financial           Long-term growth of capital
 SUB-ACCOUNT which purchases Class A shares of     Services, LLC; sub-advised by
 The Hartford International Opportunities Fund of  Wellington Management Company, LLP
 The Hartford Mutual Funds, Inc.
HARTFORD MONEY MARKET FUND SUB-ACCOUNT which       Hartford Investment Financial           Maximum current income consistent with
 purchases Class A shares of The Hartford Money    Services, LLC; sub-advised by Hartford  liquidity and preservation of capital
 Market Fund of The Hartford Mutual Funds, Inc.    Investment Management Company
 (Closed to Contracts issued on or after May 1,
 2006)
HARTFORD SMALLCAP GROWTH FUND SUB-ACCOUNT which    Hartford Investment Financial           Short- and long-term capital
 purchases Class A shares of The Hartford          Services, LLC; sub-advised by           appreciation
 SmallCap Growth Fund of The Hartford Mutual Fund  Wellington Management Company, LLP
 II, Inc.
HARTFORD SMALL COMPANY FUND SUB-ACCOUNT which      Hartford Investment Financial           Growth of capital
 purchases Class A shares of The Hartford Small    Services, LLC; sub-advised by
 Company Fund of The Hartford Mutual Funds, Inc.   Wellington Management Company, LLP and
 (Closed to Contracts issued on or after May 1,    Hartford Investment Management Company
 2006)
HARTFORD STOCK FUND SUB-ACCOUNT which purchases    Hartford Investment Financial           Long-term growth of capital, with
 Class A shares of The Hartford Stock Fund of The  Services, LLC; sub-advised by           income as a secondary consideration
 Hartford Mutual Funds, Inc.                       Wellington Management Company, LLP



(a) Each of the LifePath Portfolios invests all of its assets in a LifePath Master Portfolio with substantially identical investment objectives. Barclays Global Fund Advisors is the investment advisor to the LifePath Masters Portfolios.


    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

       - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

       - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

       - Arrange for the handling and tallying of proxies received from Contract Owners;

       - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

       - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

    SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.

    We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

    In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.



    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. These fees and payments are received by Hartford under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.75% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and compensation sometimes referred to as "revenue sharing" payments. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.


    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.

     For Example:

     As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.

     If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.

    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.

    For information on which underlying funds pay Hartford such fees and at what level, please call 1-800-874-2502, Option 4. Written information will be provided upon request.

                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    SURRENDERS AND TRANSFERS: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrender request at our Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a contingent deferred sales charge or a market value adjustment and may be deferred.

                                CONTRACT CHARGES

CONTINGENT DEFERRED SALES CHARGE

    The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including:

       - commissions and other compensation paid to broker-dealers and their registered representatives,

       -   the cost of preparing sales literature,

       -   other promotional and distribution related activities.

    If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from the Program and Administrative Charge.

    We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.

    The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                                                            AS A PERCENT OF
CONTRACT YEARS                                             AMOUNT SURRENDERED
--------------------------------------------------------------------------------
During the First Contract Year                                      5%
During the Second Contract Year                                     4%
During the Third Contract Year                                      3%
During the Fourth Contract Year                                     2%
During the Fifth Contract Year                                      1%
During the Sixth Contract Year and after                            0%

    The following Surrenders are NOT subject to a Contingent Deferred Sales
Charge:

       - BENEFIT PAYMENTS -- We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay benefits to a Participant or a beneficiary under the terms of your Plan. We call these amounts "Benefit Payments". Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your Plan are not Benefit Payments. Upon our request, you must provide documentation acceptable to us that a Surrender is a Benefit Payment.

       - PLAN RELATED EXPENSES -- We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay certain administrative expenses or other Plan related expenses including, fees to consultants, auditors, third party administrators and other Plan service providers. We call these amounts "Plan Related Expenses." Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.

    We will allocate the deduction of the Contingent Deferred Sales Charge among all Participant Accounts on a pro-rata basis unless the Contract Owner elects a different allocation of the deduction for the Contingent Deferred Sales Charge.

INSTALLATION CHARGE

    Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. The Installation Charge is to help cover our costs of reconciling your Plan's Participant records with your investment allocation instructions. We currently waive the Installation Charge.

ANNUAL MAINTENANCE FEE

    The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.

    PROGRAM AND ADMINISTRATIVE CHARGE: For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts. This charge continues for the life of the Contract.

    When you purchase the Contract, you choose one of the following two methods that the Program and Administrative Charge is deducted under the Contract:

    METHOD ONE: The Program and Administrative Charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit values are determined each day.

    METHOD TWO: The Program and Administrative Charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from Participant Accounts by redeeming the Accumulation Units in proportion to the amount of the charge.

    We provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials. The Program and Administrative Charge compensates us for providing administrative services under the Contracts.

    If the Program and Administrative Charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the Program and Administrative Charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as any revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the Program and Administrative Charge.

PREMIUM TAXES

    We deduct a charge for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of Surrender. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, or at the time the Contract is Surrendered.

CHARGES AGAINST THE FUNDS

    The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this prospectus.

PLAN RELATED EXPENSES

    The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the Program and Administrative Charge.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

       -   certain employee retirement or welfare benefit plans,

       -   plans or programs of governmental entities,

       - the activities of certain organizations exempt from tax under section 501(c) of the Code, or

       - programs of certain institutions with assets in excess of 25 million dollars.

    The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.

    PRICING AND CREDITING OF CONTRIBUTIONS We credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at our Administrative Office.

    If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.

    Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is a $30 minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a Contract, unless the Employer's plan provides otherwise, in which case the minimum amount shall not be less than $10. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

    You, and Participants if permitted by the Plan, may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

    WHAT IS A SUB-ACCOUNT TRANSFER?

    A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the underlying Funds available in your Contract.

    You may transfer from one Sub-Account to another. Your transfer request will be processed on the day that it is received in good order as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

    HOW DO I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



    Subject to our current policies and procedures, you can transfer the values of your Sub-Account allocations between or among the Sub-Accounts or the General Account option. You can make these transfers and changes in allocations by:


       -   written request,

       -   by calling 1-800-528-9009, or

       - where available, electronically by Internet through our web site at retire.hartfordlife.com.

    We or our agents and affiliates will not be responsible for losses resulting from acting upon telephone or electronic requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The procedures we follow for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape-recorded. Transfer requests initiated electronically require a personal identification number.

    WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

    When you request a Sub-Account transfer, Hartford sells shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.

    Each day, many Participants request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. Hartford combines all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, Hartford also combines all the requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Participants' "transfer-in" requests.

    In addition, many of the underlying Funds that are available as investment options in the Contracts are also available as investment options in other variable annuity contracts, group funding agreements and other products offered by Hartford. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for Participants.

    Hartford takes advantage of its size and available technology to combine the sales of a particular underlying Fund for many of the variable annuities, group variable annuity contracts, group funding agreements or other products offered by Hartford. We also combine many of the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within the accounts at Hartford rather than buy new shares or sell shares of the underlying Fund.

    For example, if we combine all transfer-out requests and Surrenders of a Stock Fund Sub-Account with all other sales of that underlying Fund from all the other products available at Hartford, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Hartford, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then Hartford would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.

    WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

    You should be aware that there are important restrictions on your ability to make a Sub-Account transfer.

    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. HARTFORD LIMITS EACH PARTICIPANT TO ONE SUB-ACCOUNT TRANSFER EACH DAY. Hartford counts all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Participant Account value more than once a day.

    For example, if the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Participant Account value distributed among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

    However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

    SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase or become a Participant under this Contract if you plan to engage in market timing, which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.

    We attempt to curb frequent transfers in the following way:

    THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each calendar year for your Participant Account by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, Voice Response Unit, via the Internet or sent by same day mail or courier service will not be accepted. After 20 Sub-Account transfers have been requested, if you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.

    We actively monitor Participant's compliance with this policy. We will send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

    We will apply the 20 Transfer Rule to your Participant Account during the period starting June 1, 2006 until the beginning of the next calendar year. Each calendar year, we reset your transfers to allow 20 new Sub-Account transfers

    We may make changes to this policy at any time.

    In addition:

       - We may restrict transfers and Surrenders from the General Account option, when added to the sum of all transfers and Surrenders from the General Account option during the preceding 12 months, exceeds 12 percent of the General Account values 12 months earlier. This restriction does not apply to Benefit Payments.

       - Transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, may be prohibited. We do not currently enforce this prohibition.

    THIRD, MANY OF THE UNDERLYING FUNDS HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE TRADING. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, Hartford does not want you to purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.

    Hartford is bound by the Contracts with respect to frequent transfers of Participant Account value. Other than the restrictions described above, our Contracts do not allow us to limit or restrict the total number of transfers of Participant Account value. However, regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted as described below:

    Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Participants that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.

    We rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Participants who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then provide the underlying Fund with information from the list so that it can determine whether the transfer activity violates its abusive transfer policy. The underlying Fund notifies us of each Participant in violation of its abusive transfer policy.

    Hartford provides the underlying Fund's notice to plan sponsors. BASED ON THIS INFORMATION, YOUR PLAN SPONSOR MAY RESTRICT, SUSPEND OR TERMINATE PARTICIPANTS' SUB-ACCOUNT TRANSFER PRIVILEGES. A plan sponsor may restrict, suspend or terminate a Participant's Sub-Account transfer privileges for a specified period of time or indefinitely.

    Separate Account investors could be precluded from purchasing Fund shares if we reach an impasse with the underlying Fund on the execution of Fund abusive trading instructions. In other words, an underlying Fund could refuse to allow new purchases of shares by all Hartford variable product investors if we and the Fund cannot reach a mutually acceptable agreement on how to treat an investor who, in the Fund's opinion, has violated the Fund's abusive trading restrictions. The restrictions that result from the impasse do not affect your ability to redeem out of any Fund.

    Since we combine many of the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Participant. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.

    We may make changes to these procedures at any time.

    ARE THERE ANY EXCEPTIONS TO THESE POLICIES?

    GROUP VARIABLE ANNUITY CONTRACTS. The Contracts, and other group variable annuities or group funding agreements issued by us, are offered to retirement plans, and plan sponsors administer their plan according to plan documents and administrative services agreements. These retirement plan documents and administrative services agreements may or may not have restrictions on Sub-Account transfers. If these retirement plan documents and administrative services agreements have no restrictions on Sub-Account transfers, then Hartford may not be able to apply the 20 Transfer Rule and may not be able to apply any restriction on transfers. Hartford works with plan sponsors and plan administrators to deter frequent transfer activity. Hartford has had only limited success in this area. As discussed below, frequent transfers by individuals or entities that occur in the Contracts and in other investment or retirement products provided by Hartford may increase your costs under this Contract and may also lower your Participant Account's overall performance.

    SOME OTHER ESTABLISHED EXCEPTIONS. In addition, you should be aware that the 20 Transfer Rule does not apply in all circumstances which we describe here:

       - The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Participant's holdings on a periodic, pre-established basis according to the prior written instructions of the Participant or as part of a DCA program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.

       - Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to plan documents and administrative services agreements. If these retirement plan documents and administrative services agreements have no restrictions on Sub-Account transfers, then Hartford may not be able to apply the 20 Transfer Rule and may not be able to apply any restriction on transfers. Hartford works with plan sponsors and plan administrators to deter frequent transfer activity. Hartford has had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by Hartford could have the same abusive affect as frequent Sub-Account transfers done by Participants of this Contract.

    POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. You should also be aware that there may be frequent trading in the underlying Funds that Hartford is not able to detect and prevent, which we describe here:

       - There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.

       - Many of the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable annuity products and funding agreements. Further, some of the underlying Funds in certain products for retirement plans are also available directly to the public on a retail basis to individuals or through omnibus accounts. Some of these products, plans and accounts may have less restrictive transfer rules or no transfer restrictions at all.

    HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

    Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Participant Account's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's securities. There may also be administrative costs associated with these transactions.

    Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Participant Account.

    Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may lower the overall performance of your Participant Account.

    WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?

    While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the Contract prospectus, the policies and procedures described in the Contract prospectus control how we administer Sub-Account transfers. We anticipate that the implementation of Rule 22c-2 under the Investment Company Act of 1940 will impact the way we administer Sub-Account transfers. We will continue to monitor transfer activity and we may modify these restrictions at any time.

    HOW DO I KNOW WHAT A PARTICIPANT ACCOUNT IS WORTH?

    The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect the Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the

Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract:

METHOD ONE

    The Net Investment Factor for each Sub-Account equals:

       - The net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day; divided by

       - The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; multiplied by

       - The daily expense factor for the Program and Administrative Charge and any other applicable charges adjusted for the number of days in the period.

METHOD TWO

    The Net Investment Factor for each Sub-Account equals:

       - The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day; divided by

       - The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

    Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units. We deduct the Program and Administrative Charge from Participant Accounts each calendar quarter by redeeming Accumulation Units in proportion to the amount of the charge.

    We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-800-528-9009 to obtain their Participant Account value or, where available, may access their account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                   SURRENDERS

FULL SURRENDERS

    If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes, Annual Maintenance Fees, and Contingent Deferred Sales Charges. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.

PARTIAL SURRENDERS

    You may request a partial Surrender of Contract values at any time before you terminate your Contract. We will deduct any applicable Annual Maintenance Fee from Participant Accounts and we will deduct any applicable Contingent Deferred Sales Charges. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from the remaining Contract value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract value, that amount will also be subject to a Contingent Deferred Sales Charge.

SETTLEMENT OPTIONS

    We call the available forms of payment in which you can take a Surrender "Settlement Options". We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

       -   Payment in a single sum.

       - Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

HOW DO I REQUEST A SURRENDER?

    The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for partial Surrenders must be in writing or by electronic file in a format agreed to by us.

    We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

    We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.

    Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES THAT AFFECT THESE CONTRACTS?

A. GENERAL

    Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.

B. HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service has ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.

C. CONTRACT PURCHASES BY FOREIGN ENTITIES

    Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate and the contingent deferred sales charges which are applicable at the effective date of a Contract, will continue to be applicable.

    We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the Contracts which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours.

    Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

    Commissions -- We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

    For individual and group Contracts, we pay an up-front commission of up to 7% of your Contributions at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract value. Up front commissions range from 1% for Access Contracts to 7% for Core Contracts. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

    Additional Payments -- In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional

Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.

    We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others.

    Consistent with NASD Conduct Rules, we may also provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition;
(5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to NASD rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than NASD rules.

    Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. For the fiscal year ended December 31, 2005, Additional Payments did not in the aggregate exceed approximately $48 million (excluding incidental corporate-sponsorship related perquisites).

    For individual and group Contracts, as of December 31, 2005, we have entered into arrangements to make Additional Payments to the following Financial
Intermediaries: A.G. Edwards & Sons, Inc., ABN AMRO Bank, N.V., Advest, Inc., Aegis Capital Advisors, LLC, AIG Advisors Group, Inc., AIG SunAmerica, American International Group, Inc., AMSouth Investment Services, Inc., Asset Management Securities, Associated Investment Services, Inc., B. C. Ziegler & Co., Banc of America Investment Services, Inc., Banc One Securities Corp., Bancnorth Investment Group, Inc., Bancwest Investment Services, Inc., BB&T Investment Services, Inc., BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., BlueVase Securities, LLC., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Capital Analyst Inc., Capital Securities of America, Inc., Centaurus Financial, Inc., Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage House (LifeMark Partners), Coordinated Capital Securities, Inc., Commerce Brokerage Services, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crowell, Weedon & Co., Crown Capital Securities, L.P., Cuso Financial Services, L.P., Dortch Securities & Investments, Inc., Duerr Financial Corporation, Edward D. Jones & Co., L.P., Empire Securities, Inc., ePLANNING, Inc., Ferris, Baker Watts, Incorporated, FFP Securities, Inc., Fifth Third Securities, Inc., FIMCO Securities Group (Mequon,
WI), Financial Network Services (or Investment) Corp., Fintegra Financial Services, LLC., First Allied Securities, Inc., First Citizens Investor Services, First Heartland Capital, Inc., First Montauk Securities Corp., First National Bank of Omaha, First Tennessee Brokerage, Inc., First Wall Street Corporation, Frost Brokerage Services, Inc., FSC Securities Corporation, Girard Securities, Inc., Great American Advisors, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., H & R Block Financial Advisors, Inc., Harvest Capital LLC, Heim & Young Securities, Hibernia Investments, L.L.C., Hong Kong and Shanghai Banking Corporation Limited (HSBC), The Huntington Investment Company, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group, LLC, Infinex Financial Group, ING Advisors Network, Intersecurities, INC., Invest Financial Corp., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corporation, Investment Centers of America, Inc., Investment Professionals, Inc., Investors Capital Corp., James T. Borello & Co, Janney Montgomery Scott LLC, Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., KMS Financial Services, Inc., Legg Mason Wood Walker, Incorporated, Leigh Baldwin & Co., LLC, Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Linsco/Private Ledger Corp., Local Securities Corporation, M&T Securities, Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, Natcity Investments, Inc., National Planning Corp., Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., ONB Investment Services, Inc., Oppenheimer & Co., Inc., Park Avenue Securities LLC, Parker/Hunter Incorporated, Partners Investment Network, Inc., Pension Planners Securities, Inc., People's Securities, Inc., PFIC Securities Corp., Piper Jaffray & Co., Prime Capital Services, Inc., Primevest Financial Services, Inc., Proequities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp, Raymond James Financial Services, RBC Dain Rauscher Inc., Retirement Plan Advisors, Inc.,

Robert W. Baird & Co., Inc., Rogan & Assoc., Inc., Royal Alliance Assoc., Inc., Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, SII Investments, Inc., Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, Sun Trust Bank, SunTrust Investment Services, Inc. -- Alexander Key Division, SWBC Investment Services, LLC, Synovus Securities, Inc., TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc.,Triad Advisors, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, Inc., U.S. Bancorp Investments, Inc., Unionbanc Investment Services, LLC, Uvest Financial Services Group Inc., Valmark Securities, Inc., Wachovia Securities, LLC. (various divisions), Wall Street Financial Group, Inc., Walnut Street Securities, Inc., Webster Investment Services, Inc., Wells Fargo Brokerage Services, L.L.C., Wescom Financial Services, Wilbanks Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), WRP Investments, Inc., XCU Capital Corporation, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.

    The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.

    The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.

    The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

    On May 10, 2006, The Hartford entered into a settlement with the New York Attorney General's Office and the Connecticut Attorney General's Office regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity line of business. Under the terms of the settlement, The Hartford will pay

$20 million, of which $16.1 million will be paid to certain plan sponsors that purchased terminal or maturity funding annuities between January 1, 1998, and December 31, 2004. The remaining balance of $3.9 million will be divided equally between the states of New York and Connecticut. The costs associated with the settlement have already been accounted for with reserves previously established by The Hartford. As part of the settlement, The Hartford will accept a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business.

    To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators in these matters is difficult to predict. In 2005, Hartford Life, Inc. ("Hartford Life") recorded an after-tax charge of $102 million of which $14 million, after-tax, was attributed to HLIC, to establish a reserve for the market timing, directed brokerage and single premium group annuity matters. Hartford Life recorded an additional charge of $7 million, after-tax, in the first quarter of 2006. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 million already attributed to HLIC.

    On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.

    On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

    On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

    The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.

    The Hartford does not expect any of these actions to result in a material adverse on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

    You can also send inquiries to us electronically by Internet through our website at retire.hartfordlife.com.

                              GENERAL INFORMATION

SAFEKEEPING OF ASSETS

    Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS



    The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2005 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Twelve (the "Account") as of December 31, 2005, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

    The Contract is non-participating and we pay no dividends.

PRINCIPAL UNDERWRITER

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

    Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable contracts associated with this Separate Account. For 2004, 2003 and 2002, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter was $0. There were no underwriting commissions paid to HSD in its role as Principal Underwriter prior to that time.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

    When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the Program and Administrative Charge, the highest possible Contingent Deferred Sales Charge, any applicable administrative charge and the Annual Maintenance Fee.

    The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

    In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Contingent Deferred Sales Charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

    If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

    The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the Program and Administrative Charge and the Annual Maintenance Fee.

    The formula Hartford uses to calculate yield is YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

    At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

    Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is hte base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

    The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for the program and administrative charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

    Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

    Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWELVE AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Twelve (the "Account") as of December 31, 2005, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting the Hartford Life Insurance Company Separate Account Twelve as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 22, 2006

_____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT TWELVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                 THE HARTFORD           THE HARTFORD        THE HARTFORD
                           DIVIDEND AND GROWTH FUND  SMALL COMPANY FUND  GLOBAL HEALTH FUND
                               SUB-ACCOUNT (A)        SUB-ACCOUNT (A)     SUB-ACCOUNT (A)
                           ------------------------  ------------------  ------------------
ASSETS:
  Investments:
    Number of Shares.....             6,112                 4,816               3,381
                                   ========               =======             =======
    Cost.................          $116,083               $83,625             $53,716
                                   ========               =======             =======
    Market Value.........          $115,756               $96,651             $55,847
  Due from Hartford Life
   Insurance Company.....               460                   503                 163
  Receivable from fund
   shares sold...........         --                      --                  --
  Other assets...........         --                      --                  --
                                   --------               -------             -------
  Total Assets...........           116,216                97,154              56,010
                                   --------               -------             -------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         --                      --                  --
  Payable for fund shares
   purchased.............               460                   504                 164
  Other liabilities......         --                      --                  --
                                   --------               -------             -------
  Total Liabilities......               460                   504                 164
                                   --------               -------             -------
NET ASSETS:
  For Group Variable
   Contract
   Liabilities...........          $115,756               $96,650             $55,846
                                   ========               =======             =======

(a)  Funded as of May 17, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                                 THE HARTFORD              THE HARTFORD        THE HARTFORD      THE HARTFORD      THE HARTFORD
                           CAPITAL APPRECIATION FUND  GLOBAL TECHNOLOGY FUND   ADVISERS FUND   MONEY MARKET FUND    STOCK FUND
                                SUB-ACCOUNT (A)          SUB-ACCOUNT (A)      SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                           -------------------------  ----------------------  ---------------  -----------------  ---------------
ASSETS:
  Investments:
    Number of Shares.....             3,441                    8,207               21,050            17,650             3,912
                                   ========                  =======             ========           =======           =======
    Cost.................          $119,592                  $39,824             $321,898           $17,650           $70,899
                                   ========                  =======             ========           =======           =======
    Market Value.........          $122,895                  $43,823             $334,068           $17,650           $75,480
  Due from Hartford Life
   Insurance Company.....               445                      237                2,872           --                    529
  Receivable from fund
   shares sold...........         --                        --                    --                     37           --
  Other assets...........         --                        --                    --                --                --
                                   --------                  -------             --------           -------           -------
  Total Assets...........           123,340                   44,060              336,940            17,687            76,009
                                   --------                  -------             --------           -------           -------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         --                        --                    --                     37           --
  Payable for fund shares
   purchased.............               447                      237                2,872           --                    529
  Other liabilities......         --                        --                    --                --                --
                                   --------                  -------             --------           -------           -------
  Total Liabilities......               447                      237                2,872                37               529
                                   --------                  -------             --------           -------           -------
NET ASSETS:
  For Group Variable
   Contract
   Liabilities...........          $122,893                  $43,823             $334,068           $17,650           $75,480
                                   ========                  =======             ========           =======           =======

(a)  Funded as of May 17, 2005.

_____________________________________ SA-3 _____________________________________

 SEPARATE ACCOUNT TWELVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                             UNITS
                                  FEES      OWNED BY     UNIT FAIR     CONTRACT
                                (NOTE 3)  PARTICIPANTS    VALUE #     LIABILITY
                                --------  ------------  ------------  ----------
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD (BY
 SUB-ACCOUNT):
The Hartford Dividend and
 Growth Fund -- Class A.......    --           1,912     $18.940000    $ 36,207
The Hartford Dividend and
 Growth Fund -- Class A.......     0.50%       6,841      11.629004      79,549
The Hartford Small Company
 Fund -- Class A..............    --             730      20.070000      14,649
The Hartford Small Company
 Fund -- Class A..............     0.50%       6,444      12.725513      82,001
The Hartford Global Health
 Fund -- Class A..............    --             529      16.520000       8,738
The Hartford Global Health
 Fund -- Class A..............     0.50%       4,007      11.755575      47,108
The Hartford Capital
 Appreciation Fund -- Class
 A............................    --           1,001      35.710000      35,739
The Hartford Capital
 Appreciation Fund -- Class
 A............................     0.50%       6,737      12.937486      87,154
The Hartford Global Technology
 Fund -- Class A..............    --             814       5.340000       4,349
The Hartford Global Technology
 Fund -- Class A..............     0.50%       3,526      11.195516      39,474
The Hartford Advisers Fund --
 Class A......................    --             352      15.870000       5,590
The Hartford Advisers Fund --
 Class A......................     0.50%      29,777      11.031171     328,478
The Hartford Money Market Fund
 -- Class A...................    --          12,840       1.000000      12,841
The Hartford Money Market Fund
 -- Class A...................     0.50%         472      10.190758       4,809
The Hartford Stock Fund --
 Class A......................    --               3      19.280000          67
The Hartford Stock Fund --
 Class A......................     0.50%       6,704      11.249262      75,413
                                                                       --------
GRAND TOTAL...................                                         $862,166
                                                                       ========

  #  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                      (This page intentionally left blank)

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT TWELVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 THE HARTFORD           THE HARTFORD        THE HARTFORD
                           DIVIDEND AND GROWTH FUND  SMALL COMPANY FUND  GLOBAL HEALTH FUND
                               SUB-ACCOUNT (A)        SUB-ACCOUNT (A)     SUB-ACCOUNT (A)
                           ------------------------  ------------------  ------------------
INVESTMENT INCOME:
  Dividends..............           $  750                $--                 -$-
                                    ------                -------              ------
EXPENSE:
  Program and
   administrative
   charges...............             (184)                  (188)               (101)
                                    ------                -------              ------
    Net investment income
     (loss)..............              566                   (188)               (101)
                                    ------                -------              ------
CAPITAL GAINS INCOME.....            4,126                --                    2,827
                                    ------                -------              ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........        --                       --                  --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................             (327)                13,026               2,131
                                    ------                -------              ------
    Net gain (loss) on
     investments.........             (327)                13,026               2,131
                                    ------                -------              ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....           $4,365                $12,838              $4,857
                                    ======                =======              ======

(a)  Funded as of May 17, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                                 THE HARTFORD              THE HARTFORD        THE HARTFORD      THE HARTFORD      THE HARTFORD
                           CAPITAL APPRECIATION FUND  GLOBAL TECHNOLOGY FUND   ADVISERS FUND   MONEY MARKET FUND    STOCK FUND
                                SUB-ACCOUNT (A)          SUB-ACCOUNT (A)      SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                           -------------------------  ----------------------  ---------------  -----------------  ---------------
INVESTMENT INCOME:
  Dividends..............         --$                       --$                   $ 3,305            $165             $  155
                                    -------                   ------              -------            ----             ------
EXPENSE:
  Program and
   administrative
   charges...............              (193)                     (91)                (825)             (6)              (174)
                                    -------                   ------              -------            ----             ------
    Net investment income
     (loss)..............              (193)                     (91)               2,480             159                (19)
                                    -------                   ------              -------            ----             ------
CAPITAL GAINS INCOME.....             9,880                 --                    --               --                 --
                                    -------                   ------              -------            ----             ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........         --                        --                          1          --                    (14)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................             3,303                    3,999               12,170          --                  4,581
                                    -------                   ------              -------            ----             ------
    Net gain (loss) on
     investments.........             3,303                    3,999               12,171          --                  4,567
                                    -------                   ------              -------            ----             ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....           $12,990                   $3,908              $14,651            $159             $4,548
                                    =======                   ======              =======            ====             ======

(a)  Funded as of May 17, 2005.

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT TWELVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 THE HARTFORD           THE HARTFORD        THE HARTFORD
                           DIVIDEND AND GROWTH FUND  SMALL COMPANY FUND  GLOBAL HEALTH FUND
                               SUB-ACCOUNT (A)        SUB-ACCOUNT (A)     SUB-ACCOUNT (A)
                           ------------------------  ------------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................          $    566               $  (188)            $  (101)
  Capital gains income...             4,126               --                    2,827
  Net realized gain
   (loss) on security
   transactions..........         --                      --                  --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................              (327)               13,026               2,131
                                   --------               -------             -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............             4,365                12,838               4,857
                                   --------               -------             -------
UNIT TRANSACTIONS:
  Purchases..............            63,563                36,140              26,273
  Net transfers..........            48,016                47,607              24,836
  Surrenders for
   benefit...............              (188)                   65                (120)
                                   --------               -------             -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........           111,391                83,812              50,989
                                   --------               -------             -------
  Net increase (decrease)
   in net assets.........           115,756                96,650              55,846
NET ASSETS:
  Beginning of period....         --                      --                  --
                                   --------               -------             -------
  End of period..........          $115,756               $96,650             $55,846
                                   ========               =======             =======

(a)  Funded as of May 17, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                                 THE HARTFORD              THE HARTFORD        THE HARTFORD      THE HARTFORD      THE HARTFORD
                           CAPITAL APPRECIATION FUND  GLOBAL TECHNOLOGY FUND   ADVISERS FUND   MONEY MARKET FUND    STOCK FUND
                                SUB-ACCOUNT (A)          SUB-ACCOUNT (A)      SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                           -------------------------  ----------------------  ---------------  -----------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................          $   (193)                 $   (91)            $  2,480           $   159           $   (19)
  Capital gains income...             9,880                 --                    --                --                --
  Net realized gain
   (loss) on security
   transactions..........         --                        --                          1           --                    (14)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................             3,303                    3,999               12,170           --                  4,581
                                   --------                  -------             --------           -------           -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            12,990                    3,908               14,651               159             4,548
                                   --------                  -------             --------           -------           -------
UNIT TRANSACTIONS:
  Purchases..............            55,547                   15,562               85,291            17,038            22,716
  Net transfers..........            54,382                   24,399              234,301               525            48,224
  Surrenders for
   benefit...............               (26)                     (46)                (175)              (72)               (8)
                                   --------                  -------             --------           -------           -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........           109,903                   39,915              319,417            17,491            70,932
                                   --------                  -------             --------           -------           -------
  Net increase (decrease)
   in net assets.........           122,893                   43,823              334,068            17,650            75,480
NET ASSETS:
  Beginning of period....         --                        --                    --                --                --
                                   --------                  -------             --------           -------           -------
  End of period..........          $122,893                  $43,823             $334,068           $17,650           $75,480
                                   ========                  =======             ========           =======           =======

(a)  Funded as of May 17, 2005.

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT TWELVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

 1.  ORGANIZATION:

    Separate Account Twelve (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Separate Account Twelve was established on September 15, 2003, with the first contract owner entering into the Account on May 17, 2005. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by group variable funding agreement contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): The Hartford Dividend and Growth Fund, The Hartford Small Company Fund, The Hartford Global Health Fund, The Hartford Capital Appreciation Fund, The Hartford Global Technology Fund, The Hartford Advisers Fund, The Hartford Money Market Fund, and The Hartford Stock Fund.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2005.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

   a) PROGRAM AND ADMINISTRATIVE CHARGES--The Company will make deductions at a maximum annual rate of 0.50% of the contract's value for the administrative services that the Company provides. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount up to $30 may be deducted from the contract's value each contract year. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

_____________________________________ SA-10 ____________________________________

 4.  PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                          PURCHASES   PROCEEDS
SUB-ACCOUNT                                AT COST   FROM SALES
-----------                               ---------  ----------
The Hartford Dividend and Growth Fund...  $116,212     $  129
The Hartford Small Company Fund.........    83,761        136
The Hartford Global Health Fund.........    53,821        105
The Hartford Capital Appreciation
 Fund...................................   119,725        133
The Hartford Global Technology Fund.....    39,928        104
The Hartford Advisers Fund..............   322,513        616
The Hartford Money Market Fund..........    17,748         98
The Hartford Stock Fund.................    72,197       1284
                                          --------     ------
                                          $825,905     $2,605
                                          ========     ======

 5.  CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2005 were as follows:

                                     UNITS    UNITS    NET INCREASE
SUB-ACCOUNT                          ISSUED  REDEEMED   (DECREASE)
-----------                          ------  --------  ------------
The Hartford Dividend and Growth
 Fund..............................   8,781      29         8,752
The Hartford Small Company Fund....   7,193      19         7,174
The Hartford Global Health Fund....   4,566      29         4,537
The Hartford Capital Appreciation
 Fund..............................   7,766      28         7,738
The Hartford Global Technology
 Fund..............................   4,355      15         4,340
The Hartford Advisers Fund.........  30,164      34        30,130
The Hartford Money Market Fund.....  13,321       9        13,312
The Hartford Stock Fund............   6,785      78         6,707

 6.  FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                               UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                        UNITS   FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        ------  ------------  --------------  -------  --------------  -------------
THE HARTFORD DIVIDEND AND GROWTH FUND
  2005  Lowest contract charges     1,912   $18.940000      $36,207        --             1.68%          0.11%
        Highest contract charges    6,841    11.629004       79,549        0.49%          1.51%          4.89%
        Remaining contract
        charges                      --        --            --            --          --             --
THE HARTFORD SMALL COMPANY FUND
  2005  Lowest contract charges       730    20.070000       14,649        --          --               20.54%
        Highest contract charges    6,444    12.725513       82,001        0.49%       --               19.94%
        Remaining contract
        charges                      --        --            --            --          --             --
THE HARTFORD GLOBAL HEALTH FUND
  2005  Lowest contract charges       529    16.520000        8,738        --          --                5.22%
        Highest contract charges    4,007    11.755575       47,108        0.49%       --               11.32%
        Remaining contract
        charges                      --        --            --            --          --             --

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT TWELVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                               UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                        UNITS   FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        ------  ------------  --------------  -------  --------------  -------------
THE HARTFORD CAPITAL APPRECIATION FUND
  2005  Lowest contract charges     1,001   $35.710000      $35,739        --          --                4.60%
        Highest contract charges    6,737    12.937486       87,154        0.49%       --               14.53%
        Remaining contract
        charges                      --        --            --            --          --             --
THE HARTFORD GLOBAL TECHNOLOGY FUND
  2005  Lowest contract charges       814     5.340000        4,349        --          --               10.56%
        Highest contract charges    3,526    11.195516       39,474        0.49%       --               10.01%
        Remaining contract
        charges                      --        --            --            --          --             --
THE HARTFORD ADVISERS FUND
  2005  Lowest contract charges       352    15.870000        5,590        --             2.29%          5.17%
        Highest contract charges   29,777    11.031171      328,478        0.50%          1.96%          6.21%
        Remaining contract
        charges                      --        --            --            --          --             --
THE HARTFORD MONEY MARKET FUND
  2005  Lowest contract charges    12,840     1.000000       12,841        --             3.04%          1.80%
        Highest contract charges      472    10.190758        4,809        0.48%          2.99%          1.87%
        Remaining contract
        charges                      --        --            --            --          --             --
THE HARTFORD STOCK FUND
  2005  Lowest contract charges         3    19.280000           67        --             0.06%          8.62%
        Highest contract charges    6,704    11.249262       75,413        0.49%          0.44%          8.30%
        Remaining contract
        charges                      --        --            --            --          --             --

  * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as Program and Administrative Charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

  #  Rounded unit values.

Summary of Account expense charges, including Program and Administrative Charges and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through redemption of units for all contracts contained within the Account.

PROGRAM AND ADMINISTRATIVE CHARGES:

The Company will make certain deductions ranging from 0.00% to 0.50% of the contract's value for administrative services provided by the Company.

These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

An annual maintenance fee ranging from $0 to $30 may be deducted from the contract's value each contract year.

These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

These charges are a redemption of units.

_____________________________________ SA-12 ____________________________________

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 22, 2006

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF INCOME

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
                                                                                                  (In millions)
REVENUES
   Fee income and other                                                                  $ 2,811     $ 2,592     $ 2,297
   Earned premiums                                                                           449         484         806
   Net investment income                                                                   2,569       2,470       1,764
   Net realized capital gains (losses)                                                        75         140         (13)
                                                                                         --------------------------------
                                                                     TOTAL REVENUES        5,904       5,686       4,854
                                                                                         --------------------------------
BENEFITS, CLAIMS AND EXPENSES
   Benefits, claims and claim adjustment expenses                                          3,008       3,111       2,726
   Insurance expenses and other                                                              798         709         625
   Amortization of deferred policy acquisition costs and present value of future
     profits                                                                                 945         825         646
   Dividends to policyholders                                                                 37          29          63
                                                                                         --------------------------------
                                                TOTAL BENEFITS, CLAIMS AND EXPENSES        4,788       4,674       4,060
                                                                                         --------------------------------
   Income before income tax expense and cumulative effect of accounting changes            1,116       1,012         794
   Income tax expense                                                                        207          29         168
   Income before cumulative effect of accounting changes                                     909         983         626
   Cumulative effect of accounting changes, net of tax                                        --         (18)         --
                                                                                         --------------------------------
                                                                         NET INCOME      $   909     $   965     $   626
                                                                                         --------------------------------


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS

                                                                                                   AS OF DECEMBER 31,
                                                                                                -------------------------
                                                                                                   2005          2004
                                                                                                -------------------------
                                                                                                  (In millions, except
                                                                                                    for share data)
ASSETS
   Investments
   Fixed maturities, available for sale, at fair value (amortized cost of $42,256 and               43,242        42,691
     $40,479)                                                                                   $             $
   Equity securities, available for sale, at fair value (cost of $303 and $171)                        310           179
   Equity securities, held for trading, at fair value                                                    1             1
   Policy loans, at outstanding balance                                                              1,971         2,617
   Mortgage loans on real estate                                                                     1,355           794
   Other investments                                                                                   579           289
                                                                                                -------------------------
                                                                         TOTAL INVESTMENTS          47,458        46,571
                                                                                                -------------------------
   Cash                                                                                                124           216
   Premiums receivable and agents' balances                                                             23            20
   Reinsurance recoverables                                                                          1,114         1,460
   Deferred policy acquisition costs and present value of future profits                             7,101         6,453
   Deferred income taxes                                                                              (516)         (638)
   Goodwill                                                                                            186           186
   Other assets                                                                                      1,611         1,562
   Separate account assets                                                                         150,523       139,812
                                                                                                -------------------------
                                                                              TOTAL ASSETS      $  207,624    $  195,642
                                                                                                -------------------------
LIABILITIES
   Reserve for future policy benefits                                                           $    7,406    $    7,244
   Other policyholder funds                                                                         38,399        37,493
   Other liabilities                                                                                 3,959         3,844
   Separate account liabilities                                                                    150,523       139,812
                                                                                                -------------------------
                                                                         TOTAL LIABILITIES         200,287       188,393
                                                                                                -------------------------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 11                                                         --            --
STOCKHOLDER'S EQUITY
   Common stock -- 1,000 shares authorized, issued and outstanding, par value $5,690                     6             6
   Capital surplus                                                                                   2,405         2,240
   Accumulated other comprehensive income
     Net unrealized capital gains on securities, net of tax                                            464           940
     Foreign currency translation adjustments                                                           (1)           (1)
                                                                                                -------------------------
                                              TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME             463           939
                                                                                                -------------------------
   Retained earnings                                                                                 4,463         4,064
                                                                                                -------------------------
                                                                TOTAL STOCKHOLDER'S EQUITY           7,337         7,249
                                                                                                -------------------------
                                                TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY      $  207,624    $  195,642
                                                                                                -------------------------


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                 Accumulated Other
                                                            Comprehensive Income (Loss)
                                                      ----------------------------------------
                                                          Net
                                                       Unrealized    Net (Loss)
                                                        Capital        Gain On
                                                         Gains        Cash Flow     Foreign
                                                      (Losses) on      Hedging      Currency                  Total
                                    Common    Capital Securities,    Instruments,  Translation Retained   Stockholder's
                                     Stock    Surplus  Net of Tax    Net of Tax    Adjustments Earnings       Equity
                                    -------------------------------------------------------------------------------------
                                                                       (In millions)
2005
Balance, December 31, 2004            $ 6     $2,240     $1,124         $(184)         $(1)     $4,064        $7,249
Comprehensive income
  Net income                                                                                       909           909
Other comprehensive income, net
   of tax [1]
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                         (547)                                                (547)
  Net loss on cash flow hedging
    instruments                                                            71                                     71
Total other comprehensive income                                                                                (476)
  Total comprehensive income                                                                                     433
Capital contribution from parent                 165                                                             165
Dividends declared                                                                                (510)         (510)
       BALANCE, DECEMBER 31, 2005     $ 6     $2,405     $  577         $(113)         $(1)     $4,463        $7,337
2004
Balance, December 31, 2003            $ 6     $2,240     $  728         $ (17)         $(1)     $3,648        $6,604
Comprehensive income
  Net income                                                                                       965           965
Other comprehensive income, net
   of tax [1]
  Cumulative effect of
    accounting change                                       292                                                  292
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                          104                                                  104
  Net loss on cash flow hedging
    instruments                                                          (167)                                  (167)
Total other comprehensive income                                                                                 229
  Total comprehensive income                                                                                   1,194
Dividends declared                                                                                (549)         (549)
       BALANCE, DECEMBER 31, 2004     $ 6     $2,240     $1,124         $(184)         $(1)     $4,064        $7,249
2003
Balance, December 31, 2002            $ 6     $2,041     $  463         $ 111          $(1)     $3,197        $5,817
Comprehensive income
  Net income                                                                                       626           626
Other comprehensive income, net
   of tax [1]
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                          265                                                  265
  Net loss on cash flow hedging
    instruments                                                          (128)                                  (128)
  Total other comprehensive
    income                                                                                                       137
Total comprehensive income                                                                                       763
  Capital contribution from
    parent                                       199                                                             199
Dividends declared                                                                                (175)         (175)
       BALANCE, DECEMBER 31, 2003     $ 6     $2,240     $  728         $ (17)         $(1)     $3,648        $6,604

[1] Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(295), $56, and $143 for the years ended December 31, 2005, 2004 and 2003, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $38, $(90) and $(69) for the years ended December 31, 2005, 2004 and 2003, respectively. There is no tax effect on cumulative translation adjustments.

[2] There were reclassification adjustments for after-tax gains (losses) realized in net income of $26, and $78 for the years ended December 31, 2005, and 2004, respectively. There were no reclassification adjustments for after-tax gains (losses) realized in net income for the year ended December 31, 2003.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                     ------------------------------------
                                                                                       2005         2004         2003
                                                                                     ------------------------------------
                                                                                                (In millions)
OPERATING ACTIVITIES
   Net income                                                                        $     909    $     965    $     626
   Adjustments to reconcile net income to net cash provided by operating activities
   Net realized capital (gains) losses                                                     (75)        (140)          13
   Cumulative effect of accounting changes, net of tax                                      --           18           --
   Amortization of deferred policy acquisition costs and present value of
     future profits                                                                        945          825          646
   Additions to deferred policy acquisition costs and present value of future
     profits                                                                            (1,226)      (1,375)      (1,319)
   Depreciation and amortization                                                           200           43          117
   Increase in premiums receivable and agents' balances                                     (3)          (3)          (2)
   (Decrease) increase in other liabilities                                                339           (7)         299
   Change in receivables, payables, and accruals                                            46         (205)         227
   Increase (decrease) in accrued tax                                                      (98)          34          (67)
   (Increase) decrease in deferred income tax                                              134          (55)          65
   Amortization of sales inducements                                                        39           30           68
   Additions to deferred sales inducements                                                 (85)        (141)        (136)
   Increase in future policy benefits                                                      129          726          794
   Decrease (increase) in reinsurance recoverables                                         177          (15)          (1)
   Decrease (increase) in other assets                                                    (143)          55         (109)
                                                                                     ------------------------------------
                                       NET CASH PROVIDED BY OPERATING ACTIVITIES         1,288          755        1,221
                                                                                     ------------------------------------
INVESTING ACTIVITIES
   Purchases of investments                                                            (21,654)     (17,192)     (13,628)
   Sales of investments                                                                 16,899       13,306        6,676
   Maturity and principal paydowns of fixed maturity investments                         2,398        2,971        3,233
   Other                                                                                                 --           85
                                                                                     ------------------------------------
                                          NET CASH USED FOR INVESTING ACTIVITIES        (2,357)        (915)      (3,634)
                                                                                     ------------------------------------
FINANCING ACTIVITIES
   Capital contributions                                                                   129           --          199
   Dividends paid                                                                         (498)        (549)        (175)
   Net receipts from investment and universal life-type contracts                        1,347          829        2,406
                                                                                     ------------------------------------
                                       NET CASH PROVIDED BY FINANCING ACTIVITIES           978          280        2,430
                                                                                     ------------------------------------
   Net (decrease) increase in cash                                                         (91)         120           17
   Impact of foreign exchange                                                               (1)          --           --
   Cash -- beginning of year                                                               216           96           79
                                                                                     ------------------------------------
   Cash -- end of year                                                               $     124    $     216    $      96
                                                                                     ------------------------------------
Supplemental Disclosure of Cash Flow Information:
   Net Cash Paid During the Year for:
   Income taxes                                                                      $     149    $      42    $      35


SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company recaptured an indemnity reinsurance arrangement with Hartford Life and Accident Insurance Company. In conjunction with this transaction, the Company recorded a noncash capital contribution of $36 and a related extinguishment of the reinsurance recoverable liability.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI"), Hartford International Life Reassurance Corporation ("HLRe") and Servus Life Insurance Company, formerly Royal Life Insurance Company of America. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Holdings, Inc., a direct subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) corporate owned life insurance and (e) assumes fixed annuity products and guaranteed minimum income benefits ("GMIB") from Hartford Life's international operations.

NOTE 2. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States, which differ materially from the accounting prescribed by various insurance regulatory authorities. All material intercompany transactions and balances between the Company and its subsidiaries and affiliates have been eliminated.

In 2004, the Company sponsored and purchased an investment interest in a synthetic collateralized loan obligation transaction, a variable interest entity ("VIE") for which the Company determined itself to be the primary beneficiary. Accordingly, the assets, liabilities and results of operations of the entity are included in the Company's consolidated financial statements. For further discussion of the synthetic collateralized loan transaction see Note 4.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF Issue No. 03-1"). EITF Issue No. 03-1 provided a model for determining when unrealized holding losses on debt and equity securities should be deemed other-than-temporary impairments and the impairments recognized as realized losses. In addition, EITF Issue No. 03-1 provided clarified guidance on the subsequent accounting for debt securities that are other-than-temporarily impaired and established certain disclosure requirements regarding investments in an unrealized loss position. The disclosure requirements were retroactively effective for the year ended December 31, 2003 and are included in Note 4 of Notes to Consolidated Financial Statements. The Financial Accounting Standards Board ("FASB") subsequently voted to delay the implementation of the other provisions of EITF Issue No. 03-1 in order to redeliberate certain aspects.

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces EITF Issue No. 03-1. FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF Issue No. 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than temporary a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. FSP 115-1 is effective for reporting periods beginning after December 15, 2005, with earlier application permitted. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position

("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                                             Other
                                                                                                         Comprehensive
Components of Cumulative Effect of Adoption                                              Net Income          Income
                                                                                        ---------------------------------
Establishing GMDB and other benefit reserves for annuity contracts                          $ (50)            $  --
Reclassifying certain separate accounts to general account                                     30               294
Other                                                                                           2                (2)
                                                                                        ---------------------------------
                                               TOTAL CUMULATIVE EFFECT OF ADOPTION          $ (18)            $ 292
                                                                                        ---------------------------------

In May 2003, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Generally, SFAS 150 requires liability classification for two broad classes of financial instruments: (a) instruments that represent, or are indexed to, an obligation to buy back the issuer's shares regardless of whether the instrument is settled on a net-cash or gross-physical basis and (b) obligations that (i) can be settled in shares but derive their value predominately from another underlying instrument or index (e.g. security prices, interest rates, and currency rates), (ii) have a fixed value, or (iii) have a value inversely related to the issuer's shares. Mandatorily redeemable equity and written options requiring the issuer to buyback shares are examples of financial instruments that should be reported as liabilities under this new guidance. SFAS 150 specifies accounting only for certain freestanding financial instruments and does not affect whether an embedded derivative must be bifurcated and accounted for separately. SFAS 150 was effective for instruments entered into or modified after May 31, 2003 and for all other instruments beginning with the first interim reporting period beginning after June 15, 2003. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" ("FIN 46"), which required an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity ("VIE"). A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIEs expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. FIN 46 was effective immediately for new VIEs established or purchased subsequent to January 31, 2003. For VIEs established or purchased subsequent to January 31, 2003, the adoption of FIN 46 did not have a material impact on the Company's consolidated financial condition or results of operations as there were no material VIEs which required consolidation.

In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaced the previously issued FIN 46 and, subject to certain special provisions, was effective no later than the end of the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN 46R in the fourth quarter of 2003. The adoption of FIN 46R did not result in the consolidation of any material VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS

155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets." This Statement: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company is required to apply SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007 although early adoption is permitted as of the beginning of an entity's fiscal year. The provisions of SFAS 155 are not expected to have an impact recorded at adoption; however, the standard could affect the future income recognition for securitized financial assets because there may be more embedded derivatives identified with changes in fair value recognized in net income.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Initial application of SOP 05-1 should be as of the beginning of the entity's fiscal year. The Company is expected to adopt SOP 05-1 effective January 1, 2007. Adoption of this statement is expected to have an impact on the Company's consolidated financial statements; however, the impact has not yet been determined.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award for financial statements for reporting periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission deferred the required effective date for adoption to annual periods beginning after June 15, 2005. The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition. The transition methods include prospective and retrospective adoption options. The prospective method requires that compensation expense be recorded for all unvested stock-based awards including those granted prior to adoption of the fair value recognition provisions of SFAS 123, at the beginning of the first quarter of adoption of SFAS 123R; while the retrospective methods would record compensation expense for all unvested stock-based awards beginning with the first period restated. The Company will adopt SFAS 123R in the first quarter of fiscal 2006 using the prospective method. In January 2003, the Company began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS 123 and; therefore, the adoption is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

STOCK-BASED COMPENSATION

The Hartford has an incentive stock plan (the "2005 Stock Plan") which permits the Hartford to grant non-qualified or incentive stock options qualifying under
Section 422A of the Internal Revenue Code, stock appreciation rights, performance shares, restricted stock, or restricted stock units, or any combination of the foregoing. In January 2003, the Hartford began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of Statement of Financial Accounting Standard ("SFAS") No. 123 "Accounting for Stock-Based Compensation." The fair value of stock-based awards granted by the Hartford during the years ended December 31, 2005, 2004 and 2003 were $42, $40 and $35, respectively, after-tax. The fair value of these awards will be recognized as expense over the awards' vesting periods, generally three years.

Prior to January 1, 2004, the Company used the Black-Scholes model to determine the fair value of the Hartford's stock-based compensation. For all awards granted or modified on or after January 1, 2004, the Hartford uses a hybrid lattice/Monte-Carlo based option valuation model

(the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates the Hartford's historical forfeiture and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

All stock-based awards granted or modified prior to January 1, 2003 continue to be valued using the intrinsic value-based provisions set forth in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Under the intrinsic value method, compensation expense is determined on the measurement date, which is the first date on which both the number of shares the employee is entitled to receive and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date, and is recognized over the award's vesting period. The expense, including non-option plans, related to stock-based employee compensation included in the determination of net income for the years ended December 31, 2005, 2004 and 2003 is less than that which would have been recognized if the fair value method had been applied to all awards since the effective date of SFAS No. 123. For further discussion of the Hartford's stock-based compensation plans, see Note 17.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance, which approximates fair value. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Other investments primarily consist of limited partnership interests and derivatives. Limited partnerships are accounted for under the equity method and accordingly the Company's share of partnership earnings are included in net investment income. Derivatives are carried at fair value.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed ("ABS") and commercial mortgage-backed securities ("CMBS") are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2005 and 2004, primarily consisted of non-144A private placements and have an average duration of 4.8 and 4.7 years, respectively.

The following table identifies the fair value of fixed maturity securities by pricing source as of December 31, 2005 and 2004.

                                                                         2005                          2004
                                                              ----------------------------------------------------------
                                                                             Percentage                     Percentage
                                                                              of Total                       of Total
                                                              Fair Value     Fair Value     Fair Value      Fair Value
                                                              ----------------------------------------------------------
Priced via independent market quotations                       $ 36,055          83.4%       $  34,555          80.9%
Priced via broker quotations                                      2,271           5.2            3,082           7.2
Priced via matrices                                               3,667           8.5            3,508           8.2
Priced via other methods                                            202           0.5               61           0.2
Short-term investments [1]                                        1,047           2.4            1,485           3.5
                                                              ----------------------------------------------------------
                                                    TOTAL      $ 43,242         100.0%       $  42,691         100.0%
                                                              ----------------------------------------------------------


[1] Short-term investments are primarily valued at amortized cost, which approximates fair value.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20 ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer,
(c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. Non-EITF Issue No. 99-20 securities depressed by twenty percent or more for six months are presumed to be other-than-temporarily impaired unless significant objective verifiable evidence supports that the security price is temporarily depressed and is expected to recover within a reasonable period of time. The evaluation of non-EITF Issue No. 99-20 securities depressed more than ten percent is documented and discussed quarterly by the committee.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from current estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction remeasurements are also recognized within net realized capital gains and losses. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the years ended December 31, 2005 and 2004 and were $1 for the year ended December 31, 2003. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. For fixed maturities subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments. These adjustments are accounted for using the retrospective method for highly-rated fixed maturities, and the prospective method for non-highly rated securitized financial assets. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For partnership investments, the equity method of accounting is used to recognize the Company's share of partnership earnings. For investments that have had an other-than-temporary impairment loss, income is earned on the constant effective yield method based upon the new cost basis and the amount and timing of future estimated cash flows.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of
Note 4.

The Company's derivative transactions are used in strategies permitted under the derivatives use plans filed and/or approved, as applicable, by the State of Connecticut and the State of New York insurance departments. The Company does not make a market or trade in these instruments for the express purpose of earning short-term trading profits.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. Other than the guaranteed minimum withdrawal benefit ("GMWB") rider, which is discussed below, and the associated reinsurance contracts as well as the reinsurance contracts associated with the GMIB product, which is discussed in Note 15, approximately 84% and 76% of derivatives, based upon notional values, were priced via valuation models, while the remaining 16% and 24% of derivatives were priced via broker quotations, as of December 31, 2005 and 2004, respectively. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and GMWB and GMIB reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB and GMIB reinsurance assumed contract amounts are recorded in other policyholder funds in the consolidated balance sheets. GMWB reinsurance ceded amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation or (5) held for other investment and risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic derivative net coupon settlements are recorded in net investment income with the exception of hedges of Company issued debt which are recorded in interest expense.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete or substantially complete liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Other Investment and Risk Management Activities

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk, enhance income, or replicate permitted fixed income investments, and do not receive hedge accounting treatment. Changes in the fair value, including periodic net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. In addition, certain hedging relationships are considered highly effective if the changes in the fair value or discounted cash flows of the hedging instrument are within a ratio of 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. Hedge ineffectiveness is measured using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Depending on the hedging strategy, quantitative methods may include the "Change in Variable Cash Flows Method," the "Change in Fair Value Method," the "Hypothetical Derivative Method" and the "Dollar Offset Method."

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk, which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of a derivative contract is positive, this indicates that the counterparty owes the Company and, therefore, exposes the Company to credit risk. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and then collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that all derivative contracts, with the exception of exchange-traded contracts and currency forward purchase or sale contracts, be governed by an International Swaps and Dealers Association Master Agreement which is structured by legal entity and by counterparty and permits the right of offset. In addition, the Company periodically enters into swap agreements in which the Company assumes credit exposure from a single entity, referenced index or asset pool.

Product Derivatives and Risk Management

VALUATION OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT REINSURANCE DERIVATIVES

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has recently added a feature, available to new contract holders, that allows the policyholder the option to receive the guaranteed annual withdrawal amount for as long as they are alive. In this new feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company entered into a reinsurance agreement with Hartford Life Insurance K.K., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, Hartford Life, K.K. agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by Hartford Life, K.K. on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by Hartford Life, K.K. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by Hartford Life, K.K. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to Hartford Life, K.K. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. During the 4th quarter of 2005, the Company reflected a newly reliable market input for volatility on Standard and Poor's ("S&P") 500 index options. The impact of reflecting the newly reliable market input for the S&P 500 index volatility resulted in a decrease to the GMWB asset of $83 and had an insignificant impact on the valuation of the GMIB reinsurance assumed asset. The impact to net income including other changes in assumptions, after DAC amortization and taxes was a loss of $18.

In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder for the GMWB over the Attributed Fees are associated with the host variable annuity contract and are recorded in fee income.

For contracts issued prior to July 2003, the Company has an unrelated party reinsurance arrangement in place to transfer its risk of loss due to GMWB. For contracts issued after July 2003, the Company had reinsured the risk of loss due to GMWB to a related party, Hartford Life and Accident Insurance Company. Both of these arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. During September 2005, the Company recaptured the reinsurance agreement with the related party. As a result of the recapture, the Company received derivative instruments, used to hedge its exposure to the GMWB rider, including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. For the years ended December 31, 2005, 2004 and 2003, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $55 loss, $0 and $0, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, as of December 31, 2005, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

SEPARATE ACCOUNTS

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Non-guaranteed separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS ASSOCIATED WITH VARIABLE ANNUITY AND OTHER UNIVERSAL LIFE-TYPE CONTRACTS

Accounting Policy and Assumptions

The Company's policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired, generally 20 years. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC." At December 31, 2005 and 2004, the carrying value of the Company's DAC asset was $7.1 billion and $6.5 billion, respectively.

The Company amortizes DAC related to traditional policies (term, whole life and group insurance) over the premium-paying period in proportion to the present value of annual expected premium income. The Company amortizes DAC related to investment contracts and universal life-type contracts (including individual variable annuities) using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). The Company uses other measures for amortizing DAC, such as gross costs, as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. The Company also adjusts the DAC balance, through other comprehensive income, by an amount that represents the amortization of DAC that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up," which are recorded in the current period. The true-up recorded for the years ended December 31, 2005, 2004 and 2003, was an increase to amortization of $27, $16 and $35, respectively.

Each year, the Company develops future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future gross profits are projected for the estimated lives of the contracts, generally 20 years and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, and mortality. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events which are likely to be different for each year's cohort. For example, upon completion of a study during the fourth quarter of 2005, the Company, in developing projected account values and the related EGP's for the 2005 cohorts, used a separate account return assumption of 7.6% (after fund fees, but before mortality and expense charges). For prior year cohorts, the Company's separate account return assumption, at the time those cohorts' account values and related EGPs were projected, was 9.0%.

UNLOCK ANALYSIS

EGPs that are used as the basis for determining amortization of DAC are evaluated regularly to determine if actual experience or other evidence suggests that earlier estimates should be revised. Assumptions used to project account values and the related EGPs, are not revised unless the EGPs in the DAC amortization model fall outside of a reasonable range. In the event that the Company was to revise assumptions used for prior year cohorts, thereby changing its estimate of projected account value, and the related EGPs, in the DAC amortization model, the cumulative DAC amortization would be adjusted to reflect such changes, in the period the revision was determined to be necessary, a process known as "unlocking."

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, the Company evaluates, on a quarterly basis, its previously projected EGPs. The Company's process to assess the reasonableness of its EGPs, involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are the Company's current best estimate assumptions with respect to separate account returns, lapse rates, mortality, and expenses. These scenarios are run to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the respective DAC amortization models. If EGPs used in the DAC amortization model fall outside of the statistical ranges of reasonable EGPs, a revision to the assumptions in prior year cohorts used to project account value and the related EGPs, in the DAC amortization model would be necessary. A similar approach is used for variable universal life business.

As of December 31, 2005, the present value of the EGPs used in the DAC amortization models, for variable annuities and variable universal life business, fell within the statistical range of reasonable EGPs. Therefore, the Company did not revise the separate account return assumption, the account value or any other assumptions, in those DAC amortization models, for 2004 and prior cohorts.

Aside from absolute levels and timing of market performance, additional factors that will influence the unlock determination include the degree of volatility in separate account fund performance and shifts in asset allocation within the separate account made by policyholders. The overall return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,248 on December 31, 2005), although no assurance can be provided that this correlation will continue in the future.

The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company tests the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced another significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Policyholder funds include funding agreements held by VIE issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for investment and universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. The Company's traditional life and group disability products are classified as long duration contracts, and premiums are recognized as revenue when due from policyholders.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 3%, 5%, and 6% as of December 31, 2005, 2004 and 2003, respectively, of total life insurance in force. Dividends to policyholders were $37, $29 and $63 for the years ended December 31, 2005, 2004 and 2003, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

REINSURANCE

Written premiums, earned premiums and incurred insurance losses and loss adjustment expense all reflect the net effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to our acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance means other insurance companies have agreed to share certain risks the Company has underwritten. Reinsurance accounting is followed for assumed and ceded transactions when the risk transfer provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 3. SEGMENT INFORMATION

The Company has adjusted its reportable operating segments in 2005 from Retail Products Group ("Retail"), Institutional Solutions Group ("Institutional") and Individual Life to Retail, Retirement Plans, Institutional and Individual Life.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities, and other investment products.

Retirement Plans offer retirement plan products and services to corporations and municipalities pursuant to Section 401(k), 403(b) and 457 plans.

Institutional offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable private placement life insurance owned by corporations and high net worth individuals (formerly referred to as COLI).

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life insurance.

Life includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) and interest rate risk generated from sales of the assumed yen based fixed annuity from Hartford Life's international operations, other than the net periodic coupon settlements on credit derivatives, which are allocated to the reportable segments; intersegment eliminations and GMIB reinsurance assumed from Hartford Life Insurance KK, a related party and subsidiary of Hartford Life, as well as certain group benefit products, including group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. Life evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between Life's Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of net realized capital gains and losses and the allocation of credit risk charges. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in Life's Other category. Those net realized capital gains and losses that are interest rate related are subsequently allocated back to the operating segments in future periods, with interest, over the average estimated duration of the operating segment's investment portfolios, through an adjustment to each respective operating segment's realized capital gains and losses, with an offsetting adjustment in the Other category. Net realized capital gains and losses from non-qualifying derivative strategies, including embedded derivatives, are retained by Corporate and reported in the Other category. Net realized capital gains and losses generated from credit related events, other than net periodic coupon settlements on credit derivatives, are retained by Corporate. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through realized capital gains and losses. The "credit-risk" fee covers fixed income assets included in each operating segment's general account and guaranteed separate accounts. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States.

The positive (negative) impact on realized gains and losses of the segments for allocated interest related realized gains and losses and the credit-risk fees were as follows:

                                                                                             2005       2004       2003
                                                                                            -----------------------------
Retail
   Realized gains (losses)                                                                   $  34      $ 25      $   1
   Credit risk fees                                                                            (26)      (22)       (14)
Retirement Plans
   Realized gains (losses)                                                                       6         5          5
   Credit risk fees                                                                             (8)       (8)        (7)
Institutional
   Realized gains (losses)                                                                      13         8          6
   Credit risk fees                                                                            (18)      (16)       (13)
Individual Life
   Realized gains (losses)                                                                       8        12         --
   Credit risk fees                                                                             (5)       (5)        (5)
Other
   Realized gains (losses)                                                                     (61)      (50)       (12)
   Credit risk fees                                                                             57        51         39
                                                                                            -----------------------------
                                                                                 TOTAL       $  --      $ --      $  --
                                                                                            -----------------------------

The following tables represent summarized financial information concerning the Company's segments.

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
TOTAL REVENUES
   Retail                                                                                $ 2,570     $ 2,488     $ 1,657
   Retirement Plans                                                                          457         421         376
   Institutional                                                                           1,400       1,273       1,494
   Individual Life                                                                           991         966         894
   Other                                                                                     486         538         433
                                                                                         --------------------------------
                                                                     TOTAL REVENUES      $ 5,904     $ 5,686     $ 4,854
                                                                                         --------------------------------
NET INVESTMENT INCOME
   Retail                                                                                $   934     $ 1,013     $   431
   Retirement Plans                                                                          311         307         280
   Institutional                                                                             784         647         562
   Individual Life                                                                           272         269         227
   Other                                                                                     268         234         264
                                                                                         --------------------------------
                                                        TOTAL NET INVESTMENT INCOME      $ 2,569     $ 2,470     $ 1,764
                                                                                         --------------------------------
AMORTIZATION OF DAC
   Retail                                                                                $   689     $   596     $   450
   Retirement Plans                                                                           26          28          18
   Institutional                                                                              32          26          27
   Individual Life                                                                           196         175         166
   Other                                                                                       2          --         (15)
                                                                                         --------------------------------
                                                          TOTAL AMORTIZATION OF DAC      $   945     $   825     $   646
                                                                                         --------------------------------
INCOME TAX EXPENSE (BENEFIT)
   Retail                                                                                $    33     $    35     $    27
   Retirement Plans                                                                           19          17          15
   Institutional [1]                                                                          34          24          34
   Individual Life                                                                            69          70          64
   Other [2]                                                                                  52        (117)         28
                                                                                         --------------------------------
                                                           TOTAL INCOME TAX EXPENSE      $   207     $    29     $   168
                                                                                         --------------------------------
NET INCOME
   Retail                                                                                $   520     $   373     $   330
   Retirement Plans                                                                           66          59          39
   Institutional                                                                              82          55          68
   Individual Life                                                                           149         143         134
   Other [2]                                                                                  92         335          55
                                                                                         --------------------------------
                                                                   TOTAL NET INCOME      $   909     $   965     $   626
                                                                                         --------------------------------


[1] 2003 includes $9 of after-tax benefit related to the settlement of litigation.

[2] For the year ended December 31, 2004 the Company includes a $191 tax benefit recorded in its Other category, which relates to an agreement with the IRS on the resolution of matters pertaining to tax years prior to 2004. For further discussion of this tax benefit see Note 12.

                                                                                                      DECEMBER 31,
                                                                                                --------------------------
                                                                                                   2005           2004
                                                                                                --------------------------
ASSETS
   Retail                                                                                       $  119,185     $  114,288
   Retirement Plans                                                                                 20,058         17,142
   Institutional                                                                                    48,561         44,572
   Individual Life                                                                                  12,314         11,361
   Other                                                                                             7,506          8,279
                                                                                                --------------------------
                                                                              TOTAL ASSETS      $  207,624     $  195,642
                                                                                                --------------------------
DAC
   Retail                                                                                       $    4,617     $    4,307
   Retirement Plans                                                                                    406            264
   Institutional                                                                                        81             57
   Individual Life                                                                                   1,976          1,802
   Other                                                                                                21             23
                                                                                                --------------------------
                                                                                 TOTAL DAC      $    7,101     $    6,453
                                                                                                --------------------------
RESERVE FOR FUTURE POLICY BENEFITS
   Retail                                                                                       $      732     $      678
   Retirement Plans                                                                                    366            387
   Institutional                                                                                     4,962          4,512
   Individual Life                                                                                     536            538
   Other                                                                                               810          1,129
                                                                                                --------------------------
                                                  TOTAL RESERVE FOR FUTURE POLICY BENEFITS      $    7,406     $    7,244
                                                                                                --------------------------
OTHER POLICYHOLDER FUNDS
   Retail                                                                                       $   16,299     $   18,320
   Retirement Plans                                                                                  5,194          4,790
   Institutional                                                                                     9,228          7,653
   Individual Life                                                                                   4,482          4,150
   Other                                                                                             3,196          2,580
                                                                                                --------------------------
                                                            TOTAL OTHER POLICYHOLDER FUNDS      $   38,399     $   37,493
                                                                                                --------------------------


NOTE 4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                                                                         $ 2,275     $ 2,122     $ 1,425
Policy loans                                                                                 142         183         207
Other investments                                                                            189         195         152
Gross investment income                                                                    2,606       2,500       1,784
Less: Investment expenses                                                                     37          30          20
                                                                                         --------------------------------
                                                              NET INVESTMENT INCOME      $ 2,569     $ 2,470     $ 1,764
                                                                                         --------------------------------
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                                         $    57     $   168     $    (6)
Equity securities                                                                              8           7          (7)
Foreign currency transaction remeasurements                                                  157          (6)         --
Derivatives and other [1]                                                                   (147)        (29)         --
                                                                                         --------------------------------
                                                NET REALIZED CAPITAL GAINS (LOSSES)      $    75     $   140     $   (13)
                                                                                         --------------------------------


[1] Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
COMPONENTS OF NET UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Fixed maturities                                                                         $   986     $ 2,212     $ 1,574
Equity securities                                                                              7           8           7
Net unrealized gains credited to policyholders                                                (9)        (20)        (63)
Net unrealized gains                                                                         984       2,200       1,518
Deferred income taxes and other items                                                        407       1,076         790
Net unrealized gains, net of tax -- end of year                                              577       1,124         728
Net unrealized gains, net of tax -- beginning of year                                      1,124         728         463
                                                                                         --------------------------------
               CHANGE IN UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES      $  (547)    $   396     $   265
                                                                                         --------------------------------


COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                           AS OF DECEMBER 31, 2005
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                 Gross
                                                       Cost        Unrealized Gains     Unrealized Losses     Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
ABS                                                 $   6,383          $     44              $   (73)          $   6,354
Collateralized mortgage obligations ("CMOs")
   Agency backed                                          657                 3                   (4)                656
   Non-agency backed                                      107                --                   --                 107
CMBS
   Agency backed                                           53                 1                   --                  54
   Non-agency backed                                    8,258               158                  (85)              8,331
Corporate                                              21,179             1,098                 (226)             22,051
Government/Government agencies
   Foreign                                                646                43                   (4)                685
   United States                                          435                23                   (2)                456
   Mortgage-backed securities ("MBS") -- U.S.
     Government/Government agencies                     2,559                 6                  (39)              2,526
   States, municipalities and political
     subdivisions                                         926                47                   (4)                969
   Redeemable preferred stock                               6                --                   --                   6
Short-term investments                                  1,047                --                   --               1,047
                                                    ---------------------------------------------------------------------
                        TOTAL FIXED MATURITIES      $  42,256          $  1,423              $  (437)          $  43,242
                                                    ---------------------------------------------------------------------

                                                                           AS OF DECEMBER 31, 2004
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                 Gross
                                                       Cost        Unrealized Gains     Unrealized Losses     Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
ABS                                                  $  5,881          $     72              $   (61)          $   5,892
Collateralized mortgage obligations ("CMOs")
   Agency backed                                          834                 9                   (3)                840
   Non-agency backed                                       48                --                   --                  48
CMBS
   Agency backed                                           54                --                   --                  54
   Non-agency backed                                    7,336               329                  (17)              7,648
   Corporate                                           21,200             1,826                  (57)             22,969
Government/Government agencies
   Foreign                                                649                60                   (2)                707
   United States                                          774                19                   (4)                789
   Mortgage-backed securities ("MBS") -- U.S.
     Government/Government agencies                     1,542                18                   (2)              1,558
   States, municipalities and political
     subdivisions                                         675                30                   (5)                700
   Redeemable preferred stock                               1                --                   --                   1
Short-term investments                                  1,485                --                   --               1,485
                                                    ----------------------------------------------------------------------
                        TOTAL FIXED MATURITIES       $ 40,479          $  2,363              $  (151)          $  42,691
                                                    ----------------------------------------------------------------------


The amortized cost and estimated fair value of fixed maturity investments at December 31, 2005 by contractual maturity year are shown below. Estimated maturities may differ from contractual maturities due to call or prepayment provisions. ABS, including MBS and CMOs, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                                               Amortized Cost     Fair Value
                                                              --------------------------------
MATURITY
One year or less                                                 $   4,113         $   4,106
Over one year through five years                                     13,312           13,558
Over five years through ten years                                    11,423           11,524
Over ten years                                                       13,408           14,054
                                                              -------------------------------
                                                   TOTAL         $  42,256         $  43,242
                                                              -------------------------------


SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                                                                              FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                        ---------------------------------
                                                                                          2005         2004       2003
                                                                                        ---------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                                                                           $ 15,882     $ 13,022    $ 6,205
Gross gains                                                                                  302          311        196
Gross losses                                                                                (218)        (125)       (71)
SALE OF AVAILABLE-FOR-SALE EQUITY SECURITIES
Sale proceeds                                                                           $     39     $     75    $   107
Gross gains                                                                                    8           12          4
Gross losses                                                                                  --           (5)        (3)
                                                                                        ---------------------------------


CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than certain U.S. government and government agencies. Other than U.S. government and government agencies, the Company's top three exposures by issuer as of December 31, 2005 were Royal Bank of Scotland Group PLC, AT&T Inc. and JPMorgan Chase & Co.

which comprise 0.5%, 0.4% and 0.4%, respectively, of total invested assets and as of December 31, 2004 were the JPMorgan Chase & Co., Banco Santander Central Hispano, S.A. and General Motors Corporation which comprised 0.8%, 0.4% and 0.4%, respectively, of total invested assets.

The Company's top three exposures by industry sector as of December 31, 2005 were financial services, technology and communications and utilities which comprise 13%, 6% and 5%, respectively, of total invested assets and as of December 31, 2004 were financial services, technology and communications and consumer non-cyclical which comprised approximately 13%, 8% and 5%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2005, the largest concentrations were in California, Oregon and Illinois and comprised approximately 0.5%, 0.4% and 0.2%, respectively, of total invested assets. As of December 31, 2004, the largest concentrations were in California, Oregon and Wisconsin and comprised approximately 0.5%, 0.4% and 0.2%, respectively, of total invested assets.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2005 and 2004.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005.

                                                                                 2005
                                              ---------------------------------------------------------------------------
                                                      Less Than 12 Months                     12 Months or More
                                              ---------------------------------------------------------------------------
                                               Amortized      Fair     Unrealized     Amortized     Fair     Unrealized
                                                 Cost        Value       Losses         Cost        Value      Losses
                                              ---------------------------------------------------------------------------
ABS                                            $   1,534    $  1,517      $  (17)      $   494     $   438     $   (56)
CMOs
   Agency backed                                     271         269          (2)          221         219          (2)
   Non-agency backed                                  18          18          --             1           1          --
CMBS
   Agency backed                                       2           2          --             4           4          --
   Non-agency backed                               3,899       3,833         (66)          578         559         (19)
Corporate                                          7,339       7,158        (181)        1,173       1,128         (45)
Government/Government agencies
   Foreign                                           173         170          (3)           36          35          (1)
   United States                                     147         146          (1)           20          19          (1)
MBS -- U.S. Government/Government
   agencies                                        1,689       1,658         (31)          170         162          (8)
States, municipalities and political
   subdivisions                                      194         190          (4)           --          --          --
Short-term investments                                61          61          --            --          --          --
                                               ------------------------------------------------------------------------
                  TOTAL FIXED MATURITIES          15,327      15,022        (305)        2,697       2,565        (132)
-----------------------------------------
Common stock                                           5           5          --             1           1          --
Non-redeemable preferred stock                        38          37          (1)           39          37          (2)
                                               ------------------------------------------------------------------------
                            TOTAL EQUITY              43          42          (1)           40          38          (2)
-----------------------------------------      ------------------------------------------------------------------------
   TOTAL TEMPORARILY IMPAIRED SECURITIES       $  15,370    $ 15,064      $ (306)      $ 2,737     $ 2,603     $  (134)
                                               ------------------------------------------------------------------------

                                                                                                  Total
                                                                                 ----------------------------------------
                                                                                  Amortized       Fair       Unrealized
                                                                                    Cost          Value        Losses
                                                                                 ----------------------------------------
ABS                                                                               $   2,028     $   1,955      $   (73)
CMOs
   Agency backed                                                                        492           488           (4)
   Non-agency backed                                                                     19            19           --
CMBS
   Agency backed                                                                          6             6           --
   Non-agency backed                                                                  4,477         4,392          (85)
Corporate                                                                             8,512         8,286         (226)
Government/Government agencies
   Foreign                                                                              209           205           (4)
   United States                                                                        167           165           (2)
MBS -- U.S. Government/Government agencies                                            1,859         1,820          (39)
States, municipalities and political subdivisions                                       194           190           (4)
Short-term investments                                                                   61            61           --
                                                                                  -------------------------------------
                                                       TOTAL FIXED MATURITIES        18,024        17,587         (437)
Common stock                                                                              6             6           --
Non-redeemable preferred stock                                                           77            74           (3)
                                                                                  -------------------------------------
                                                                 TOTAL EQUITY            83            80           (3)
                                                                                  -------------------------------------
                                        TOTAL TEMPORARILY IMPAIRED SECURITIES     $  18,107     $  17,667      $  (440)
                                                                                  -------------------------------------


As of December 31, 2005, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,700 different securities. The Company held no securities as of December 31, 2005, that were in an unrealized loss position in excess of $12. There were no fixed maturities or equity securities as of December 31, 2005, with a fair value less than 80% of the security's cost or amortized cost for six continuous months other than certain ABS and CMBS. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position, as of December 31, 2005 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of over 2,200 securities of which 94%, or $288, of the unrealized loss were comprised of securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2005, were comprised of approximately 500 securities, with the majority of the unrealized loss amount relating to ABS, CMBS and corporate fixed maturities within the financial services sector. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

ABS -- The ABS in an unrealized loss position for twelve months or more were primarily supported by aircraft lease receivables that had suffered a decrease in value in recent years. The Company's holdings are ABS secured by leases on aircraft. The decline in the fair values of these securities is primarily attributable to the high risk premium associated with the increase in volatility of airline travel demand in recent years, lack of market liquidity in this sector and long term to maturity of these securities. In recent years, aircraft demand and lease rates have improved as a result of an increase in worldwide travel. However, the continuing difficulties experienced by several major U.S. domestic airlines due to high operating costs, including fuel and certain employee benefits costs, continue to weigh heavily on this sector. Based on the Company's projections of future cash flows under distressed scenarios, the Company expects to recover the full contractual principal and interest payments of these investments. However, future price recovery will depend on continued improvement in economic fundamentals, political stability, airline operating performance and collateral value.

CMBS -- The CMBS in an unrealized loss position as of December 31, 2005, were primarily the result of an increase in interest rates from the security's purchase date. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost as of December 31, 2005. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

FINANCIAL SERVICES -- Financial services represents approximately $13 of the corporate securities in an unrealized loss position for twelve months or more. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost.

These positions are a mixture of fixed and variable rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

The remaining balance of $46 in the twelve months or more unrealized loss category is comprised of approximately 200 securities, substantially all of which were depressed only to a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2005. The decline in market value for these securities is primarily attributable to changes in interest rates.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004.

                                                                                 2004
                                               --------------------------------------------------------------------------
                                                       Less Than 12 Months                    12 Months or More
                                               --------------------------------------------------------------------------
                                                Amortized     Fair     Unrealized     Amortized     Fair     Unrealized
                                                  Cost        Value      Losses         Cost        Value      Losses
                                               --------------------------------------------------------------------------
ABS                                              $ 1,112     $ 1,102      $ (10)       $   343     $   292      $ (51)
CMOs
   Agency backed                                     494         491         (3)             2           2         --
   Non-agency backed                                  40          40         --             --          --         --
CMBS
   Agency backed                                      19          19         --             --          --         --
   Non-agency backed                               1,563       1,548        (15)            73          71         (2)
Corporate                                          2,685       2,652        (33)           657         633        (24)
Government/Government agencies
   Foreign                                           116         115         (1)            27          26         (1)
   United States                                     445         442         (3)             7           6         (1)
   MBS -- U.S. Government/Government
     agencies                                        398         396         (2)            24          24         --
   States, municipalities and political
     subdivisions                                    163         158         (5)             2           2         --
Short-term investments                                11          11         --             --          --         --
                                                 ---------------------------------------------------------------------
                   TOTAL FIXED MATURITIES          7,046       6,974        (72)         1,135       1,056        (79)
------------------------------------------
Common stock                                          --          --         --              1           1         --
Non-redeemable preferred stock                        19          19         --             39          36         (3)
                                                 ---------------------------------------------------------------------
                             TOTAL EQUITY             19          19         --             40          37         (3)
------------------------------------------       ---------------------------------------------------------------------
    TOTAL TEMPORARILY IMPAIRED SECURITIES        $ 7,065     $ 6,993      $ (72)       $ 1,175     $ 1,093      $ (82)
                                                 ---------------------------------------------------------------------

                                                                                                  Total
                                                                                  ---------------------------------------
                                                                                   Amortized       Fair      Unrealized
                                                                                     Cost         Value        Losses
                                                                                  ---------------------------------------
ABS                                                                                 $ 1,455      $  1,394      $   (61)
CMOs
   Agency backed                                                                        496           493           (3)
   Non-agency backed                                                                     40            40           --
CMBS
   Agency backed                                                                         19            19           --
   Non-agency backed                                                                  1,636         1,619          (17)
Corporate                                                                             3,342         3,285          (57)
Government/Government agencies
   Foreign                                                                              143           141           (2)
   United States                                                                        452           448           (4)
   MBS -- U.S. Government/Government agencies                                           422           420           (2)
   States, municipalities and political subdivisions                                    165           160           (5)
Short-term investments                                                                   11            11           --
                                                                                    -----------------------------------
                                                       TOTAL FIXED MATURITIES         8,181         8,030         (151)
Common stock                                                                              1             1           --
Non-redeemable preferred stock                                                           58            55           (3)
                                                                                    -----------------------------------
                                                                 TOTAL EQUITY            59            56           (3)
                                                                                    -----------------------------------
                                        TOTAL TEMPORARILY IMPAIRED SECURITIES       $ 8,240      $  8,086      $  (154)
                                                                                    -----------------------------------


MORTGAGE LOANS

The carrying value of mortgage loans was $1.4 billion and $794 for the years ended December 31, 2005 and 2004, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The largest concentrations by property type at December 31, 2005 and 2004 are office buildings (approximately 35% and 33%, respectively), retail stores (approximately 26% and 28%, respectively) and hotels (approximately 15% and 12%, respectively). The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 20% and 29% at December 31, 2005 and 2004, respectively). At December 31, 2005 and 2004, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2005 and 2004.

VARIABLE INTEREST ENTITIES

The Company invests in two synthetic collateralized loan obligation trusts and a recently issued continuously offered ERISA-eligible institutional fund (collectively, "synthetic CLOs") that are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of the Company. These synthetic CLOs invest in senior secured bank loans through total return swaps ("referenced bank loan portfolios"). The outstanding notional value of the referenced bank loan portfolios from the three synthetic CLOs was $800 and $700 as of December 31, 2005 and 2004, respectively.

As of December 31, 2005 and 2004, the synthetic CLOs had issued approximately $145 and $135 of notes and preferred shares ("CLO issuances"), respectively. The proceeds from the CLO issuances are invested in collateral accounts consisting of high credit quality securities and/or bank loans that are pledged to the referenced bank loan portfolios' swap counterparties. Investors in the CLO issuances receive the net proceeds from the referenced bank loan portfolios. Any principal losses incurred by the swap counterparties associated with the referenced bank loan portfolios are borne by the CLO issuances investors through the total return swaps. Approximately $110 and $120 of the CLO issuances were held by third party investors as of December 31, 2005 and 2004, respectively. The third party investors in the synthetic CLOs have recourse only to the synthetic CLOs' assets and not to the general credit of the Company. Accordingly, the Company's financial exposure to these synthetic CLOs is limited to its direct investment in certain notes and preferred shares issued by the synthetic CLOs.

Pursuant to the requirements of FIN 46R, the Company has concluded that the three synthetic CLOs are variable interest entities ("VIEs") and for two of the synthetic CLOs, the Company is the primary beneficiary and must consolidate these synthetic CLOs. Accordingly, the Company has reflected the assets and liabilities of two synthetic CLOs in its consolidated financial statements. As of December 31, 2005, the Company recorded $75 of cash and fixed maturities, total return swaps with a fair value of $2 in other investments and $42 in other liabilities related to the CLO issuances in its consolidated balance sheets. As of December 31, 2004, the Company recorded in the consolidated balance sheets $65 of cash and fixed maturities, total return swaps with a fair value of $3 in other investments and $52 related to the CLO issuances in other liabilities. The Company's investments in the consolidated synthetic CLOs, which is its maximum exposure to loss, was $33 and $14, as of December 31, 2005 and 2004, respectively.

The Company utilized qualitative and quantitative analyses to assess whether it was the primary beneficiary of the VIEs. The qualitative considerations included the Company's co-investment in relation to the total CLO issuance. The quantitative analysis included calculating the variability of the CLO issuance based upon statistical techniques utilizing historical normalized default and recovery rates for the average credit quality of the initial referenced bank loan portfolio.

DERIVATIVE INSTRUMENTS

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                                            Asset Values      Liability Values
                                                          -------------------------------------
                                                           2005      2004      2005      2004
                                                          -------------------------------------
Other investments                                         $  159    $   42    $   --    $   --
Reinsurance recoverables                                      --        --        17       129
Other policyholder funds and benefits payable                 80       129        --        --
Fixed maturities                                              --         4        --        --
Other liabilities                                             --        --       390       449
                                                          -------------------------------------
                                               TOTAL      $  239    $  175    $  407    $  578
                                                          -------------------------------------


The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's non-guaranteed separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 3,2005 and 2004. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including net periodic coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2005 and 2004.

                                                                                                            Hedge
                                                                                                       Ineffectiveness
                                                           Notional Amount          Fair Value            After-Tax
                                                         ----------------------------------------------------------------
HEDGING STRATEGY                                           2005       2004        2005      2004       2005       2004
                                                         ----------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
   Interest rate swaps are primarily used to
   convert interest receipts on floating -rate
   fixed maturity securities to fixed rates. These
   derivatives are predominantly used to better
   match cash receipts from assets with cash
   disbursements required to fund liabilities. The
   Company also enters into forward starting swap
   agreements to hedge the interest rate exposure
   on anticipated fixed-rate asset purchases due
   to changes in the benchmark interest rate,
   London-Interbank Offered Rate ("LIBOR"). These
   derivatives were structured to hedge interest
   rate exposure inherent in the assumptions used
   to price primarily certain long-term disability
   products.
   Interest rate swaps are also used to hedge a
   portion of the Company's floating rate
   guaranteed investment contracts. These
   derivatives convert the floating rate
   guaranteed investment contract payments to a
   fixed rate to better match the cash receipts
   earned from the supporting investment portfolio.      $  4,860    $ 4,944     $  (26)   $    40     $ (10)     $ (10)

                                                                                                             Hedge
                                                                                                        Ineffectiveness
                                                             Notional Amount         Fair Value            After-Tax
                                                           --------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005      2004
                                                           --------------------------------------------------------------
Foreign currency swaps
   Foreign currency swaps are used to convert foreign
   denominated cash flows associated with certain
   foreign denominated fixed maturity investments to
   U.S. dollars. The foreign fixed maturities are
   primarily denominated in euros and are swapped to
   minimize cash flow fluctuations due to changes in
   currency rates.                                         $  1,361    $ 1,311    $  (222)   $ (421)    $  4      $  --
FAIR-VALUE HEDGES
Interest rate swaps
   A portion of the Company's fixed debt is hedged
   against increases in LIBOR, the designated
   benchmark interest rate. In addition, interest
   rate swaps are used to hedge the changes in fair
   value of certain fixed rate liabilities and fixed
   maturity securities due to changes in LIBOR.               1,707        201         (1)       (5)       2         --
Interest rate caps and floors
   Interest rate caps and floors are used to offset
   the changes in fair value related to corresponding
   interest rate caps and floors that exist in
   certain of the Company's variable-rate fixed
   maturity investments and are not required to be
   bifurcated.                                                   --        148         --        (1)      --         --
                                                           -------------------------------------------------------------
 TOTAL CASH-FLOW, FAIR-VALUE AND NET INVESTMENT HEDGES
                                                           $  7,928    $ 6,604    $  (249)   $ (387)    $ (4)     $ (10)
                                                           -------------------------------------------------------------

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount         Fair Value            After-Tax
                                                            -------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005       2004
                                                            -------------------------------------------------------------
OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES
Interest rate caps and swaption contracts
   The Company is exposed to policyholder surrenders
   during a rising interest rate environment. Interest
   rate cap and swaption contracts are used to
   mitigate the Company's loss in a rising interest
   rate environment. The increase in yield from the
   cap and swaption contract in a rising interest rate
   environment may be used to raise credited rates,
   thereby increasing the Company's competitiveness
   and reducing the policyholder's incentive to
   surrender. These derivatives are also used to
   reduce the duration risk in certain investment
   portfolios. These derivative instruments are
   structured to hedge the durations of fixed maturity
   investments to match certain life products in
   accordance with the Company's asset and liability
   management policy.                                       $ 1,116    $ 1,466     $  1      $   2      $ --      $  (5)

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount         Fair Value            After-Tax
                                                            -------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005       2004
                                                            -------------------------------------------------------------
Interest rate swaps and floors
   The Company uses interest rate swaps and floors to
   manage duration risk between assets and
   liabilities. In addition, the Company enters into
   interest rate swaps to terminate existing swaps in
   hedging relationships, thereby offsetting the
   changes in value of the original swap.                   $ 1,371    $ 1,441     $ 12      $   7      $  2      $   3
Foreign currency swaps and forwards
   The Company enters into foreign currency swaps and
   forwards and purchases foreign put options and
   writes foreign call options to hedge the foreign
   currency exposures in certain of its foreign fixed
   maturity investments.                                        490        312       (8)       (74)       20        (23)
Credit default and total return swaps
   The Company enters into swap agreements in which
   the Company assumes credit exposure of an
   individual entity, referenced index or asset pool.
   The Company assumes credit exposure to individual
   entities through credit default swaps. These
   contracts entitle the company to receive a periodic
   fee in exchange for an obligation to compensate the
   derivative counterparty should a credit event occur
   on the part of the referenced security issuer.
   Credit events typically include failure on the part
   of the referenced security issuer to make a fixed
   dollar amount of contractual interest or principal
   payments or bankruptcy. The maximum potential
   future exposure to the Company is the notional
   value of the swap contracts, $324 and $193,
   after-tax, as of December 31, 2005 and 2004,
   respectively.
   The Company also assumes exposure to the change in
   value of indices or asset pools through total
   return swaps and credit spreadlocks. As of December
   31, 2005 and 2004, the maximum potential future
   exposure to the Company from such contracts is $542
   and $458, after-tax, respectively.
   The Company enters into credit default swap
   agreements, in which the Company pays a derivative
   counterparty a periodic fee in exchange for
   compensation from the counterparty should a credit
   event occur on the part of the referenced security
   issuer. The Company entered into these agreements
   as an efficient means to reduce credit exposure to
   specified issuers or sectors. In addition, the
   Company enters into option contracts to receive
   protection should a credit event occur on the part
   of the referenced security issuer.                         2,013      1,418        3          6        10         16

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount          Fair Value           After-Tax
                                                          ---------------------------------------------------------------
HEDGING STRATEGY                                            2005        2004        2005      2004      2005       2004
                                                          ---------------------------------------------------------------
Options
   The Company writes option contracts for a
   premium to monetize the bifurcated option
   embedded in certain of its fixed maturity
   investments. The written option grants the
   holder the ability to call the bond at a
   predetermined strike value. The maximum
   potential future economic exposure is
   represented by the then fair value of the bond
   in excess of the strike value, which is expected
   to be entirely offset by the appreciation in the
   value of the embedded long option.                     $     12    $      95    $   --    $    1    $   (1)    $  (1)
Yen fixed annuity hedging instruments
   The Company enters into currency rate swaps and
   forwards to mitigate the foreign currency
   exchange rate and yen interest rate exposures
   associated with the yen denominated individual
   fixed annuity compound rate contract product.
   For further discussion, see below. Additionally,
   forward settling fixed maturity investments are
   traded to manage duration and foreign currency
   risk associated with this product.                        1,675          611      (179)       10      (143)        4
Product derivatives
   The Company offers certain variable annuity
   products with a GMWB rider. The GMWB is a
   bifurcated embedded derivative that provides the
   policyholder with a GRB if the account value is
   reduced to zero through a combination of market
   declines and withdrawals. The GRB is generally
   equal to premiums less withdrawals. The
   policyholder also has the option, after a
   specified time period, to reset the GRB to the
   then-current account value, if greater. For a
   further discussion, see the Derivative
   Instruments section of Note 2. The notional
   value of the embedded derivative is the GRB
   balance.                                                 31,803       25,433         8       129       (42)       35
GMWB hedging instruments
   The Company enters into interest rate futures,
   S&P 500 and NASDAQ index futures contracts and
   put and call options, as well as interest rate
   and EAFE index swap contracts to economically
   hedge exposure to the volatility associated with
   the portion of the GMWB liabilities which are
   not reinsured. In addition, the Company
   periodically enters into forward starting S&P500
   put options as well as S&P index futures and
   interest rate swap contracts to economically
   hedge the equity volatility risk exposure
   associated with anticipated future sales of the
   GMWB rider.                                               5,086           --       175        --       (13)       --

                                                                                                          Derivative
                                                                                                       Change in Value
                                                         Notional Amount            Fair Value            After-Tax
                                                      -------------------------------------------------------------------
HEDGING STRATEGY                                        2005         2004        2005       2004       2005       2004
                                                      -------------------------------------------------------------------
Reinsurance contracts associated with GMWB
   Reinsurance arrangements are used to offset
   the Company's exposure to the GMWB embedded
   derivative for the lives of the host
   variable annuity contracts. The notional
   amount of the reinsurance contracts is the
   GRB amount.                                        $   8,575    $  25,433    $   (17)   $  (129)    $  19      $ (35)
Reinsurance contracts associated with GMIB
   Reinsurance arrangements are used to offset
   the Company's exposure to the GMIB embedded
   derivative for the lives of the host
   variable annuity contracts. The notional
   amount of the reinsurance contracts is the
   yen denominated policyholder account value
   remeasured at the year-end yen to U.S.
   dollar spot rate.                                     16,782           --         72         --        73         --
Statutory reserve hedging instruments
   The Company purchased one and two year S&P500
   put option contracts to economically hedge
   the statutory reserve impact of equity
   exposure arising primarily from GMDB
   obligations against a decline in the equity
   markets.                                               1,142        1,921         14         32       (20)        (2)
                                                      ------------------------------------------------------------------
       TOTAL OTHER INVESTMENT AND RISK MANAGEMENT
                                       ACTIVITIES        70,065       58,130         81        (16)      (95)        (8)
                                                      ------------------------------------------------------------------
                            TOTAL DERIVATIVES [1]     $  77,993    $  64,734    $  (168)   $  (403)    $ (99)     $ (18)
                                                      ------------------------------------------------------------------


[1] Derivative change in value includes hedge ineffectiveness for cash-flow, fair-value and net investment hedges and total change in value of other investment and risk management activities.

The increase in notional amount since December 31, 2004, is primarily due to the reinsurance of GMIB product and new hedging strategies, which were partially offset by a decrease in the reinsurance arrangement associated with GMWB. The increase in net fair value of derivative instruments since December 31, 2004, was primarily due to an increase in market value of derivatives hedging foreign bonds due to the strengthening of the U.S. dollar in comparison to foreign currencies, an increase in GMWB related derivatives due to the recapture of its indemnity reinsurance arrangement (see below), and the reinsurance of GMIB, which is driven by the favorable returns of the underlying funds supporting the variable annuity product sold in Japan. These market value increases were partially offset by a decline in market value of yen fixed annuity hedging instruments due to the strengthening of the U.S. dollar against the yen.

For the year ended December 31, 2003, the after-tax net gains and losses representing the total ineffectiveness on all fair-value, cash-flow and net investment hedges were less than $1.

During September 2005, the Company and its subsidiary HLAI, recaptured its indemnity reinsurance arrangement, associated with the GMWB variable annuity rider, from HLA. The purchased derivatives that were used to economically hedge the contracts, previously held by HLA, were transferred to the Company and HLAI as part of the recapture. The notional and fair value of the transferred derivative contracts as of September 30, 2005, was $4.6 billion and $170, respectively. The derivative contracts consist of interest rate futures, S&P 500 and NASDAQ index futures contracts and put and call options as well as interest rate swap contracts. The loss on the derivative contracts from the recapture date to September 30, 2005, was $8, after-tax. Net realized capital gains and losses included the change in market value of both the embedded derivative related to the GMWB liability and the related derivative contracts that were purchased as economic hedges. For the year ended December 31, 2005, net loss associated with the GMWB derivatives (embedded derivative reinsurance contracts and hedging instruments) was $36, after-tax. For a further discussion of the recaptured indemnity reinsurance arrangement, see Note 15.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. The GMIB reinsurance agreement is accounted for as a derivative in accordance with SFAS No. 133. Accordingly, the GMIB reinsurance agreement is recorded on the balance sheet at fair value with changes in value reported in net realized capital gains and losses. As of December 31, 2005, the notional and fair value of the GMIB reinsurance agreement was $16.8 billion and $72, respectively. The change in value of the GMIB reinsurance agreement for the year ended December 31, 2005, was a gain of $73, after-tax. For a further discussion of the reinsurance agreement, see Note 15.

The yen denominated fixed annuity product ("yen fixed annuities") assumed from HLIKK is recorded in the consolidated balance sheets in other policyholder funds and benefits payable in U.S. dollars based upon the December 31, 2005 yen to U.S. dollar spot rate. During 2004 and the first six months of 2005, the Company managed the yen currency risk associated with the yen fixed annuities with pay fixed U.S. dollar receive fixed yen, zero coupon currency swaps ("fixed currency swaps"). In order to mitigate the U.S. interest rate exposure, the fixed currency swaps, with a notional value of $1.2 billion, were closed or restructured in June 2005. The Company then entered into pay variable U.S. dollar receive fixed yen, zero coupon currency swaps ("currency swaps") associated with the yen fixed annuities. As of December 31, 2005, the notional value and fair value of the currency swaps were $1.7 billion and $(179), respectively.

Although economically an effective hedge, a divergence between the yen denominated fixed annuity product liability and the currency swaps exists primarily due to the difference in the basis of accounting between the liability and the derivative instruments (i.e. historical cost versus fair value). The yen denominated fixed annuity product liabilities are recorded on a historical cost basis and are only adjusted for changes in foreign spot rates and accrued income. The currency swaps are recorded at fair value incorporating changes in value due to changes in foreign exchange rates, Japanese and U.S. interest rates and accrued income. An after-tax net loss of $23 and a net gain of $2 for the years ended December 31, 2005 and 2004, respectively, which includes the changes in value of the currency swaps, fixed currency swaps and the yen fixed annuity contract remeasurement, was recorded in net realized capital gains and losses.

As of December 31, 2005 and 2004, the after-tax deferred net gains on derivative instruments accumulated in AOCI that are expected to be reclassified to earnings during the next twelve months are $(1) and $6, respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate debt) is twenty-four months. For the years ended December 31, 2005, 2004 and 2003, the Company had less than $1 of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to the forecasted transactions that were no longer probable of occurring.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in a securities lending program to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2005 and 2004, the fair value of the loaned securities was approximately $745 and $1.0 billion, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company retains a portion of the income earned from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $1 for the years ended December 31, 2005 and 2004, which was included in net investment income.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, collateral pledged of $257 and $276, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities associated with the lending program and the collateral pledged at December 31, 2005 and 2004, were as follows:

                                         2005        2004
                                       ---------------------
LOANED SECURITIES AND COLLATERAL
   PLEDGED
ABS                                    $     13    $     24
CMBS                                        146         158
Corporate                                   599         681
MBS                                         125          --
Government/Government Agencies
   Foreign                                   26          16
   United States                             93         404
                                       ---------------------
                            TOTAL      $  1,002    $  1,283
                                       ---------------------


As of December 31, 2005 and 2004, the Company had accepted collateral relating to the securities lending program and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $873 and $1.0 billion, respectively. At December 31, 2005 and 2004, cash collateral of $785 and

$1.0 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2005 and 2004. As of December 31, 2005 and 2004, all collateral accepted was held in separate custodial accounts.

As discussed in the Variable Interest Entities section above, the Company manages and invests in certain synthetic CLOs. Also, for certain of these synthetic CLOs, the Company is the primary beneficiary and must consolidate the CLOs. These CLOs have entered into various collateral arrangements with third party swap counterparties. For further discussion, see the Variable Interest Entities section above.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2005 and 2004, the fair value of securities on deposit was approximately $22 and $24, respectively.

NOTE 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management.

For mortgage loans, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models, quotations furnished by dealers in such instrument or market quotations. Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2005 and 2004 were as follows:

                                                                                 2005                      2004
                                                                        --------------------------------------------------
                                                                         Carrying       Fair       Carrying        Fair
                                                                          Amount       Value        Amount        Value
                                                                        --------------------------------------------------
ASSETS
   Fixed maturities                                                      $ 43,242     $ 43,242     $ 42,691      $ 42,691
   Equity securities                                                          311          311          180           180
   Policy loans                                                             1,971        1,971        2,617         2,617
   Mortgage loans on real estate                                            1,355        1,348          794           806
   Other investments                                                          579          579          289           289
LIABILITIES
   Other policyholder funds [1]                                          $ 11,686     $ 11,273     $  9,244      $  9,075
                                                                         -------------------------------------------------


[1] Excludes universal life type insurance contracts, including corporate owned life insurance.

NOTE 6. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2005, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2005, the Company's current policy for the largest amount of life insurance retained on any one life by any one of the life operations was approximately $5.0, which increased from $2.9 million as of December 31, 2004. In addition, the Company reinsures the majority of the minimum death benefit guarantees as well as the guaranteed withdrawal benefits offered in connection with its variable annuity contracts. Substantially all contracts issued between July 7, 2003 through September 2005 with the GMWB are covered by a reinsurance arrangement with a related party. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA.

Insurance fees, earned premiums and other were comprised of the following:

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
Gross fee income, earned premiums and other                                              $ 4,019     $ 3,834     $ 3,780
Reinsurance assumed                                                                           39          49          43
Reinsurance ceded                                                                           (798)       (807)       (720)
                                                                                         --------------------------------
                                          NET FEE INCOME, EARNED PREMIUMS AND OTHER      $ 3,260     $ 3,076     $ 3,103
                                                                                         --------------------------------


The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

The Company also purchases reinsurance covering the death benefit guarantees on a portion of its variable annuity business. On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between subsidiaries of the Company and one of their primary reinsurers relating to policies with death benefits written from 1994 to 1999.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $378, $426, and $550 for the years ended December 31, 2005, 2004 and 2003, respectively. The Company also assumes reinsurance from other insurers.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured, net of a valuation allowance, if necessary. The amounts recoverable from reinsurers are estimated based on assumptions that are consistent with those used in establishing the reserves related to the underlying reinsured contracts. Management believes the recoverables are appropriately established; however, in the event that future circumstances and information require the Company to change its estimates of needed loss reserves, the amount of reinsurance recoverables may also require adjustments.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $130, 133 and $78 in 2005, 2004 and 2003, respectively, and accident and health premium of $221, $230, and $305, respectively, to HLA.

NOTE 7. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                                                                          2005        2004        2003
                                                                                         --------------------------------
BALANCE, JANUARY 1                                                                       $ 6,453     $ 6,088     $ 5,479
Capitalization                                                                             1,226       1,375       1,319
Amortization -- Deferred policy acquisitions costs and present value of future
   profits                                                                                  (945)       (825)       (646)
Adjustments to unrealized gains and losses on securities available-for-sale and
   other                                                                                     367         (80)        (64)
Cumulative effect of accounting changes (SOP03-1)                                             --        (105)         --
                                                                                         --------------------------------
BALANCE, DECEMBER 31                                                                     $ 7,101     $ 6,453     $ 6,088
                                                                                         --------------------------------

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

For the year ended December 31,
------------------------------------------------------------
2006                                                   $ 29
2007                                                   $ 29
2008                                                   $ 26
2009                                                   $ 24
2010                                                   $ 22
------------------------------------------------------------


NOTE 8. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2005 and December 31, 2004, the carrying amount of goodwill for the Company's Retail Products segment was $85 and $119 and the Company's Individual Life segment was $101 and $67, respectively. During 2005, the Company reallocated goodwill between segments to align the acquired business with the appropriate reporting segment.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2005 and 2004. The goodwill impairment analysis included Life's new operating segments.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 7.

NOTE 9. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Hartford records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The Company had recorded certain market value adjusted ("MVA") fixed annuity products and modified guarantee life insurance (primarily the Company's Compound Rate Contract ("CRC") and associated assets) as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature in this product, all of the investment performance of the separate account assets is not being passed to the contract holder. Therefore, it does not meet the conditions for separate account reporting under SOP 03-1. Separate account assets and liabilities related to CRC of $11.7 billion were reclassified to, and revalued in, the general account upon adoption of SOP 03-1 on January 1, 2004.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death and income benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross GMDB liability balance sold with annuity products were as follows:

                                                 GMDB [1]
                                                ------------
LIABILITY BALANCE AS OF JANUARY 1, 2005            $  174
Incurred                                              123
Paid                                                 (139)
                                                   -------
LIABILITY BALANCE AS OF DECEMBER 31, 2005          $  158
                                                   -------


[1] The reinsurance recoverable asset related to the GMDB was $64 as of January
    1, 2005 and $40 as of December 31, 2005.

                                                 GMDB [1]
                                                ------------
LIABILITY BALANCE UPON ADOPTION -- AS OF
   JANUARY 1, 2004                                 $  217
Incurred                                              123
Paid                                                 (166)
                                                   -------
LIABILITY BALANCE AS OF DECEMBER 31, 2004          $  174
                                                   -------


[1] The reinsurance recoverable asset related to the GMDB was $108 upon adoption of SOP 03-1 and $64 as of December 31, 2004.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses in the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liabilities as of December 31, 2005 and 2004:

- 1,000 stochastically generated investment performance scenarios for 2005 and 2004 issue years; 250 stochastically generated investment performance scenarios for issue year 2003 and prior.

- Separate account returns representing the Company's long-term assumptions, varied by asset class with a low of 3% for cash, a high of 9.5% and 11% for aggressive equities, and a weighted average of 7.8% and 9% for December 31, 2005 and 2004, respectively.

- Volatilities also varied by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%

- 80% of the 1983 GAM mortality table was used for mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

- Discount rate of 5.6% for 2005 issue year, 7% for issue years 2004 and 2003 and 7.5% for issue year 2002 and prior

The following table provides details concerning GMDB exposure:

BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2005

                                                                                       Retained        Weighted Average
                                                       Account       Net Amount       Net Amount         Attained Age
Maximum anniversary value (MAV) [1]                     Value          at Risk          at Risk          of Annuitant
                                                      --------------------------------------------------------------------
MAV only                                              $   57,445       $  5,040         $    507               64
With 5% rollup [2]                                         4,032            497               91               63
With Earnings Protection Benefit Rider (EPB) [3]           5,358            313               57               60
With 5% rollup & EPB                                       1,445            132               24               62
                                                      --------------------------------------------------------------------
Total MAV                                                 68,280          5,982              679
Asset Protection Benefit (APB) [4]                        26,880             25               13               61
Lifetime Income Benefit (LIB) [5]                            251             --               --               59
Reset [6] (5-7 years)                                      7,419            435              435               65
Return of Premium [7] /Other                               9,235             37               35               49
                                                      --------------------------------------------------------------------
                                           TOTAL      $  112,065       $  6,479         $  1,162               62
                                                      --------------------------------------------------------------------


[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2] Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3] EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4] APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5] LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7] Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has recently added a feature, available to new contract holders, that allows the policyholder the option to receive the guaranteed annual withdrawal amount for as long as they are alive. In this new feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company entered into a reinsurance agreement with Hartford Life Insurance K.K., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, Hartford Life, K.K. agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by Hartford Life, K.K. on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by Hartford Life, K.K. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by Hartford Life, K.K. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to Hartford Life, K.K. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB reinsurance obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. During the fourth quarter of 2005, the Company reflected a newly reliable market input for volatility on Standard and Poor's (S&P) 500 index options in its valuation of the GMWB embedded derivative and related reinsurance as well as the GMIB reinsurance derivative. The impact of reflecting the newly reliable market input for the S&P 500 index volatility resulted in a decrease to the GMWB asset of $83 and had an insignificant impact on the GMIB reinsurance asset. The impact to net income, including other changes in assumptions, after DAC amortization and taxes, was a loss of $18.

As of December 31, 2005 and December 31, 2004, the embedded derivative asset recorded for GMWB, before reinsurance or hedging, was $8 and $129, respectively. During 2005, 2004 and 2003, the increase (decrease) in value of the GMWB, before reinsurance and hedging, reported in realized gains was $(64), $54 and $178, respectively. There were no payments made for the GMWB during 2005, 2004 or 2003.

Prior to September 2005, the risk of loss associated with GMWB was 100% reinsured to both external and related parties. During September 2005, the Company recaptured the reinsurance agreement with the related party. As of December 31, 2005 $26.4 billion, or 69% of account value representing substantially all of the contracts written after July 2003, with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established an alternative risk management strategy. As part of the recapture, the Company received derivative instruments used to hedge its unreinsured GMWB exposure including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. The GRB as of December 31, 2005 and 2004 was $31.8 billion and $25.4 billion, respectively

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, as of December 31, 2005, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                                 AS OF
                                              DECEMBER 31,
Asset type                                        2005
                                            -----------------
Equity securities (including mutual
   funds)                                     $    94,419
Cash and cash equivalents                           8,609
                                            -----------------
                                 TOTAL        $   103,028
                                            -----------------


As of December 31, 2005, approximately 16% of the equity securities above were invested in fixed income securities through these funds and approximately 84% were invested in equity securities.

The Individual Life segment sells universal life-type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes sufficient premium payments to meet the requirements of the guarantee. The cumulative effect on net income upon recording additional liabilities for universal life-type contracts and the related secondary guarantees, in accordance with SOP 03-1, was not material. As of December 31, 2005, the liability for secondary guarantees as well as the amounts incurred and paid during the year was immaterial.

NOTE 10. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. Through

December 31, 2003, the expense associated with offering certain of these bonuses was deferred and amortized over the contingent deferred sales charge period. Others were expensed as incurred. Effective January 1, 2004, upon the Company's adoption of SOP 03-1, the expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Also, effective January 1, 2004, amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract rather than over the contingent deferred sales charge period.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                             2005     2004
                                             ---------------
Balance, beginning of period                 $ 309   $  198
Sales inducements deferred                      85      141
Amortization charged to income                 (39)     (30)
                                             ---------------
BALANCE, END OF PERIOD                       $ 355   $  309
                                             ---------------


NOTE 11. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Hartford is involved in various legal actions arising in the ordinary course of business, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Since the filing of the NYAG Complaint, several private actions have been filed against The Hartford asserting claims arising from the allegations of the NYAG Complaint.

Two securities class actions, now consolidated, have been filed in the United States District Court for the District of Connecticut alleging claims against The Hartford and certain of its executive officers under Section 10(b) of the Securities Exchange Act and SEC Rule 10b-5. The consolidated amended complaint alleges on behalf of a putative class of shareholders that The Hartford and the four named individual defendants, as control persons of The Hartford, failed to disclose to the investing public that The Hartford's business and growth was predicated on the unlawful activity alleged in the NYAG Complaint. The class period alleged is August 6, 2003 through October 13, 2004, the day before the NYAG Complaint was filed. The complaint seeks damages and attorneys' fees. Defendants filed a motion to dismiss in June 2005, and the Court heard oral argument on December 22, 2005. The Hartford and the individual defendants dispute the allegations and intend to defend these actions vigorously.

Two corporate derivative actions, now consolidated, also have been filed in the same court. The consolidated amended complaint, brought by a shareholder on behalf of The Hartford against its directors and an executive officer, alleges that the defendants knew adverse non-public information about the activities alleged in the NYAG Complaint and concealed and misappropriated that information to make profitable stock trades, thereby breaching their fiduciary duties, abusing their control, committing gross mismanagement, wasting corporate assets, and unjustly enriching themselves. The complaint seeks damages, injunctive relief, disgorgement, and attorneys' fees. Defendants filed a motion to dismiss in May 2005, and the plaintiffs thereafter agreed to stay further proceedings pending resolution of the motion to dismiss the securities class action. All defendants dispute the allegations and intend to defend these actions vigorously.

Three consolidated putative class actions filed in the same court on behalf of participants in The Hartford's 401(k) plan, alleging that The Hartford and other plan fiduciaries breached their fiduciary duties to plan participants by, among other things, failing to inform them of the risk associated with investment in The Hartford's stock as a result of the activity alleged in the NYAG Complaint, have been voluntarily dismissed by the plaintiffs without payment.

The Hartford is also a defendant in a multidistrict litigation in federal district court in New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to alleged conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Hartford and various of its subsidiaries are named in both complaints. The actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits complaint, claims under ERISA arising from conduct similar to that alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. The Hartford also has been named in two similar actions filed in state courts, which the defendants have removed to federal court. Those actions currently are transferred to the court presiding over the multidistrict litigation. In addition, The Hartford was joined as a defendant in an action by the California Commissioner of Insurance alleging similar conduct by various insurers in connection with the sale of group benefits products. The Commissioner's action asserts claims under California insurance law and seeks injunctive relief only. The Hartford disputes the allegations in all of these actions and intends to defend the actions vigorously.

Additional complaints may be filed against The Hartford in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Hartford's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that The Hartford may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

REGULATORY DEVELOPMENTS

In June 2004, The Hartford received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, The Hartford has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, The Hartford has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Hartford may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. In addition, The Hartford has received a request for information from the New York Attorney General's Office concerning The Hartford's compensation arrangements in connection with the administration of workers compensation plans. The Hartford intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding broker compensation issues in its Group Benefits operations.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Although no regulatory action has been initiated against The Hartford in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on The Hartford.

On October 29, 2004, the New York Attorney General's Office informed The Hartford that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of The Hartford, of 217,074 shares of The Hartford's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Hartford has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, The Hartford has determined that Mr. Marra complied with The Hartford's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the SEC, subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these contract owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation. Pursuant to an agreement in principle reached in February 2005 with the Board of Directors of the mutual funds, The Hartford has indemnified the affected mutual funds for material harm deemed to have been caused to the funds by frequent trading by these owners for the period from January 2, 2004 through December 31, 2005. The Hartford does not expect to incur additional costs pursuant to this agreement in principle in light of the exchange or surrender of these variable annuity contracts.

The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

To date, none of the SEC's and New York Attorney General's market timing investigation, the SEC's directed brokerage investigation, or the New York Attorney General's and Connecticut Attorney General's single premium group annuity investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC, the New York Attorney General's Office, and the Connecticut Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC, the New York Attorney General's Office and the Connecticut Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. Hartford Life recorded a charge of $66, after-tax, to establish a reserve for the market timing and directed brokerage matters in the first quarter of 2005. Based on recent developments, Hartford Life recorded an additional charge of $36, after-tax, in the fourth quarter of 2005, of which $14, after tax, was attributed to the Company to increase the reserve for the market timing, directed brokerage and single premium group annuity matters. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that the Company may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 already attributed to the Company. However, the ultimate liability of the Company is not reasonably estimable at this time.

On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $35, $36, and $31 for the years ended December 31, 2005, 2004 and 2003, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense is recognized on a level basis for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to approximately $27, $15 and $12 for the years ended December 31, 2005, 2004 and 2003, respectively.

Future minimum rental commitments on all operating leases are as follows:

2006                                                 $   33
2007                                                     31
2008                                                     26
2009                                                     23
2010                                                     21
Thereafter                                                8
------------------------------------------------------------
TOTAL                                                $  142
------------------------------------------------------------


TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and is in the examination phase. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years. During 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as all other tax years prior to 2004. The benefit related primarily to the separate account DRD and interest.

The separate account DRD is estimated for the current year using information from the most recent year-end, adjusted for projected equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on known actual mutual fund distributions and fee income from The Hartford's variable insurance products. The actual current year DRD can vary from the estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, appropriate levels of taxable income as well as the utilization of capital loss carry forwards at the mutual fund level.

UNFUNDED COMMITMENTS

At December 31, 2005, the Company has outstanding commitments totaling $477, of which $243 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining $234 of outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's insurance subsidiaries' premium taxes. There were $3.3, $2.9 and $0 in guaranty fund assessment payments (net of refunds) in 2005, 2004 and 2003, respectively.

The Hartford accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2005 and 2004, the liability balance was $15 and $22, respectively. As of December 31, 2005 and 2004, included in other assets was $13 and $11, respectively, of related assets for premium tax offsets.

NOTE 12. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                ----------------------------
                                 2005      2004       2003
                                ----------------------------
Current                         $   71     $ (34)    $   13
Deferred                           136        63        155
                                ----------------------------
        INCOME TAX EXPENSE      $  207     $  29     $  168
                                ----------------------------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               ----------------------------
                                2005      2004       2003
                               ----------------------------
Tax provision at the
   U.S. federal
   statutory rate              $  391    $  354     $  278
Dividends received
   deduction                     (184)     (132)      (108)
IRS audit settlement               --      (191)        --
Foreign related
   investments                     (2)       (2)        (4)
Other                               2        --          2
                               ----------------------------
                    TOTAL      $  207    $   29     $  168
                               ----------------------------


Deferred tax assets (liabilities) include the following as of December 31:

                                       2005         2004
                                     ----------------------
DEFERRED TAX ASSETS
Tax basis deferred policy
   acquisition costs and
   reserves                          $    581     $    607
NOL carryover                              13           --
Minimum tax credit                        191          126
Foreign tax credit carryovers              31            6
Other                                      30           36
                                     ----------------------
      TOTAL DEFERRED TAX ASSETS           846          775
DEFERRED TAX LIABILITIES
Financial statement deferred
   policy acquisition costs
   and reserves                          (977)        (677)
Net unrealized gains on
   securities                            (291)        (669)
Employee benefits                         (15)         (16)
Investment related items and
   other                                  (79)         (51)
                                     ----------------------
 TOTAL DEFERRED TAX LIABILITIES        (1,362)      (1,413)
                                     ----------------------
             TOTAL DEFERRED TAX
              ASSET/(LIABILITY)      $   (516)    $   (638)
                                     ----------------------


The Company had a current tax receivable of $199 and $121 as of December 31, 2005 and 2004, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance sheet in this account, which for tax return purposes was $88 as of December 31, 2005. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company anticipates, based on currently available information, that it will distribute the entire balance in the account, thereby permanently eliminating the potential tax of $31.

NOTE 13. STATUTORY RESULTS

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                             -------------------------------
                              2005       2004        2003
                             -------------------------------
Statutory net income         $   185    $   536     $   801
                             -------------------------------
Statutory capital and
   surplus                   $ 3,034    $ 3,191     $ 3,115
                             -------------------------------


A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2005, the maximum amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 2006, without prior approval, is $303.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $21, $20 and $19 in 2005, 2004 and 2003, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to the Company for this plan was approximately $8, $8 and $6 for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTE 15. STOCK COMPENSATION PLANS

On May 18, 2005 at the The Hartford's Annual Meeting of Shareholders, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code, stock appreciation rights, performance shares, restricted stock, or restricted stock units, or any combination of the foregoing. The aggregate number of shares of stock, which may be awarded, is subject to a maximum limit of 7,000,000 shares applicable to all awards for the ten-year duration of the 2005 Stock Plan. To the extent that any awards under The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors are forfeited, terminated, expire unexercised or are settled for cash in lieu of stock, the shares subject to such awards (or the relevant portion thereof) shall be available for awards under the 2005 Stock Plan and shall be added to the total number of shares available under the 2005 Stock Plan.

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of the The Hartford's common stock on the date of grant, and an option's maximum term is ten years and two days. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable upon the attainment of specified market price appreciation of the The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2005, The Hartford had not issued any incentive stock options under any plans.

Performance awards of common stock granted under the 2005 Stock Plan become payable upon the attainment of specific performance goals achieved over a period of not less than one nor more than five years, and the restricted stock granted is subject to a restriction period. On a cumulative basis, no more than 20% of the aggregate number of shares which may be awarded under the 2005 Stock Plan are available for performance shares, restricted stock awards, or restricted stock unit awards. Also, the maximum award of performance shares, restricted stock awards, or restricted stock unit awards for any individual employee in any year is 200,000 shares or units. In 2005, the The Hartford granted 704,738 shares of common stock with a weighted average price of $71.62 related to performance shares, restricted stock awards, and restricted stock unit awards. In 2004 and 2003, the The Hartford granted shares of common stock of 315,452 and 333,712 with weighted average prices of $64.93 and $38.13, respectively, related to performance share and restricted stock awards.

In 1996, the The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of the Company at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. The Hartford may sell up to 5,400,000 shares of stock to eligible employees under the ESPP. In 2005, 2004 and 2003, 328,276, 345,262 and 443,467 shares were sold, respectively. The per share weighted average fair value of the discount under the ESPP was $10.77, $9.31, and $11.96 in 2005, 2004 and 2003,
respectively. Additionally, during 1997, The Hartford established employee stock purchase plans for certain employees of The Hartford's international subsidiaries. Under these plans, participants may purchase common stock of The Hartford at a fixed price at the end of a three-year period. The activity under these programs is not material.

NOTE 16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

In connection with a comprehensive evaluation of various capital maintenance and allocation strategies by The

Hartford, an intercompany asset sale transaction was completed in April 2003. The transaction resulted in certain of The Hartford's Property & Casualty subsidiaries selling ownership interests in certain high quality fixed maturity securities to the Company for cash equal to the fair value of the securities as of the effective date of the sale. For the Property and Casualty subsidiaries, the transaction monetized the embedded gain in certain securities on a tax deferred basis to The Hartford because no capital gains tax will be paid until the securities are sold to unaffiliated third parties. The transfer re-deployed to the Company desirable investments without incurring substantial transaction costs that would have been payable in a comparable open market transaction. The fair value of securities transferred was $1.7 billion.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI automatically ceded 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 through September 2005 that were otherwise not reinsured. The Company and HLAI, in total, ceded approximately $120 of premiums to HLA during this period. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA. The Company and HLAI, combined, paid cash of $63, received hedging assets with a fair value of $182 and extinguishment of a reinsurance recoverable liability of $36, resulting in a capital contribution of $155.

During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2005, $1,463 of the account value had been assumed by the Company.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by HLIKK. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by HLIKK. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to HLIKK. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

While the form of the agreement between HLAI and HLIKK. is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the agreement is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in earnings. The methodology for calculating the value of the reinsurance derivative is consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese Yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to earnings.

As of August 31, 2005, the effective date of the agreement, the reinsurance derivative liability recorded by the Company was $15. As described above, in connection with accepting the reinsurance derivative, the Company received $25 in cash. The difference between the fair value of the reinsurance derivative and the cash received was recorded as an in substance capital contribution of $10 from a related party. Subsequent cohorts, as ceded, representing new business written with the GMIB rider, will be recorded in a manner similar to the in-force block. The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2005, the fair value of the reinsurance derivative was an asset of $72. During the year ended, December 31, 2005, the Company recorded a net capital contribution of $2 and a pre-tax realized gain of $113, representing the change in fair value of the reinsurance derivative.

NOTE 17. QUARTERLY RESULTS FOR 2005 AND 2004 (UNAUDITED)

                                                                          Three Months Ended
                                             -----------------------------------------------------------------------------
                                                 March 31,           June 30,         September 30,       December 31,
                                             -----------------------------------------------------------------------------
                                              2005      2004      2005     2004      2005      2004      2005      2004
                                             -----------------------------------------------------------------------------
Revenues                                     $ 1,440   $ 1,399   $1,400   $ 1,346   $ 1,521   $ 1,456   $ 1,543   $ 1,485
Benefits, claims and expenses                  1,118     1,116    1,172     1,091     1,210     1,202     1,275     1,243
Net income [1]                                   241       181      180       180       247       395       248       209
                                             -----------------------------------------------------------------------------


[1] Included in the quarter ended September 30, 2004 is a $191 tax benefit which relates to agreement with IRS on the resolution of matters pertaining to tax years prior to 2004.

                                    PART II

                               OTHER INFORMATION

ITEM 27.  EXHIBITS

(a)    Resolution of the board of directors of Hartford authorizing the establishment of the Separate Account.(1)
(b)    Not applicable.
(c)    (i)    Principal Underwriting Agreement.(2)
       (ii)   Form of Sales Agreement.(2)
(d)    Form of Group Variable Funding Agreement.(3)
(e)    Form of the Application.(3)
(f)    (i)    Articles of Incorporation of Hartford.(4)
       (ii)   Bylaws of Hartford.(5)
(g)    Not applicable.
(h)    Form of Participation Agreement.(2)
(i)    Not applicable
(j)    Not applicable
(k)    Opinion and Consent of Christopher M. Grinnell, Senior Counsel and
       Assistant Vice President.
(l)    Not applicable
(m)    Not applicable
(n)    Consent of Deloitte & Touche LLP.
(o)    No financial statements are omitted.
(p)    Not applicable.
(q)    Memorandum describing transfer & redemption procedures.
(r)    Copy of Power of Attorney.

------------

(1) Incorporated by Reference to Registration Statement File No. 333-109148, filed September 26, 2003.

(2) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 33-59541, dated May 1, 1996.

(3) Incorporated by reference to the Initial Filing to the Registration Statement File No. 114401, filed on April 12, 2004.

(4) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 12, to the Registration Statement File No. 333-69485, filed on April 9, 2001.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Daniel A. Andriola                  Vice President
Robert Arena                        Vice President
David G. Bedard                     Senior Vice President
David A. Carlson                    Senior Vice President, Director*
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Vice President
Charles J. DiVencenzo, Jr.          Vice President
Joseph G. Eck                       Vice President
Christopher M. Grinnell             Assistant Vice President
Susan M. Hess                       Assistant Vice President
George R. Jay                       Assistant Vice President
Stephen T. Joyce                    Senior Vice President
Michael L. Kalen                    Executive Vice President, Director*
Thomas P. Kalmbach                  Assistant Vice President and Actuary
Patrice Kelly-Ellis                 Senior Vice President
Deborah Koltenuk                    Vice President
Joseph F. Mahoney                   Vice President
Thomas M. Marra                     President, Chief Executive Officer and Chairman of the Board, Director*
Kenneth A. McCullum                 Vice President and Actuary
Ernest M. McNeill, Jr.              Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Sharon Roberts                      Vice President
Craig R. Raymond                    Senior Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Michael J. Roscoe                   Vice President and Actuary
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
John C. Walters                     Executive Vice President, Director*
Neal S. Wolin                       Executive Vice President and General Counsel
Lizabeth H. Zlatkus                 Executive Vice President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

*Denotes Board of Directors.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See attached as Exhibit 1.

ITEM 30.  INDEMNIFICATION

     Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

     Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

       1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and
               C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

       2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

     In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  PRINCIPAL UNDERWRITERS

       (a) HSD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - DC Variable Account I

     Hartford Life Insurance Company - Separate Account One

     Hartford Life Insurance Company - Separate Account Two

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     II)

     Hartford Life Insurance Company - Separate Account Two (QP Variable
     Account)

     Hartford Life Insurance Company - Separate Account Two (Variable Account
     "A")

     Hartford Life Insurance Company - Separate Account Two (NQ Variable
     Account)

     Hartford Life Insurance Company - Separate Account Ten

     Hartford Life Insurance Company - Separate Account Three

     Hartford Life Insurance Company - Separate Account Five

     Hartford Life Insurance Company - Separate Account Seven

     Hartford Life Insurance Company - Separate Account Eleven

     Hartford Life Insurance Company - Separate Account Twelve

     Hartford Life and Annuity Insurance Company - Separate Account One

     Hartford Life and Annuity Insurance Company - Separate Account Ten

     Hartford Life and Annuity Insurance Company - Separate Account Three

     Hartford Life and Annuity Insurance Company - Separate Account Five

     Hartford Life and Annuity Insurance Company - Separate Account Six

     Hartford Life and Annuity Insurance Company - Separate Account Seven

     American Maturity Life Insurance - Separate Account AMLVA

     American Maturity Life Insurance - Separate Account One

     Nutmeg Life Insurance Company - Separate Account One

       (b) Directors and Officers of HSD

                                                           POSITIONS AND OFFICES
NAME                                                          WITH UNDERWRITER
------------------------------------------------------------------------------------------------------------
David A. Carlson                Senior Vice President and Deputy Chief Financial Officer
Richard G. Costello             Vice President and Secretary
Anthony Dowling                 Chief Compliance Officer
Stephen T. Joyce                Senior Vice President
Thomas M. Marra                 Director
Martin A. Swanson               Vice President
John C. Walters                 Chief Executive Officer, Director
William Wilcox                  Chief Legal Officer
Lizabeth H. Zlatkus             Director

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 33.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this registration statement.

ITEM 34.  REPRESENTATION OF REASONABLENESS OF FEES

     Hartford hereby represents that the aggregate fees and charges under the Agreement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 11th day of September, 2006.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TWELVE
(Registrant)

By:    Thomas M. Marra                      *By:   /s/ Shane Daly
       -----------------------------------         -----------------------------------
       Thomas M. Marra,                            Shane Daly
       Chief Executive Officer and                 Attorney-in-Fact
       Chairman of the Board, President*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    Thomas M. Marra
       -----------------------------------
       Thomas M. Marra,
       Chief Executive Officer and
       Chairman of the Board, President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David A. Carlson, Senior Vice President &
  Deputy Chief Financial Officer, Director*
Michael L. Kalen, Executive Vice President,
  Director*
Glenn D. Lammey, Chief Financial Officer
Thomas M. Marra, President, Chief Executive
  Officer and Chairman of the Board, Director*
Ernest M. McNeill, Jr., Vice President and Chief
  Accounting Officer*
John C. Walters, Executive Vice President,
  Director*                                                        *By:   /s/ Shane Daly
                                                                          -----------------------------------
Lizabeth H. Zlatkus, Executive Vice President,                            Shane Daly
  Director*                                                               Attorney-in-Fact
David M. Znamierowski, Executive Vice
  President & Chief Investment Officer,
  Director*                                                        Date:  September 11, 2006

333-114404

                                 EXHIBIT INDEX

      (1)  Organizational Chart.
      (2)  Opinion and Consent of Christopher M. Grinnell, Senior Counsel and Assistant Vice President.
      (3)  Consent of Deloitte & Touche, LLP.
      (5)  Copy of Power of Attorney.